EXHIBIT 10.1
                                                                    ------------

                             DISTRIBUTION AGREEMENT

THIS DISTRIBUTION AGREEMENT, effective as of March 18, 2003 (the "Effective Date"), is between KODAK POLYCHROME GRAPHICS LLC, a Delaware limited liability company with its principal place of business at 401 Merritt 7, Norwalk, CT 06851 ("KPG"), and PRESSTEK, INC. with its principal place of business at 55 Executive Drive, Hudson, NH 03051 ("PRESSTEK").

ARTICLE 1 - DEFINITIONS. For the purpose of this Agreement, the following words and phrases shall have the meaning set forth below:

1.1 "Agreement" means this document, together with all attached exhibits as are set out in Article 1.7. Such attached exhibits are incorporated herein by reference and made a part of this document.

1.2 "Specifications" means the detailed technical specifications for the Equipment set forth in Exhibit A and for the Media set forth in Exhibit B, including but not limited to Product specifications, performance requirements, packaging specifications, and quality control procedures. The Specifications also include such changes, modifications or amendments to Exhibit A and Exhibit B as may be made from time to time by the Parties through Engineering Change procedures.

1.3      "Product or Products" means the Equipment, the OEM Media and/or the MD
         Media.

1.4 "Engineering Change" means any mechanical or material change to a Product, including changes originating with PRESSTEK or KPG, which change would affect the safety, performance, cost, reliability, serviceability, appearance, dimensions, tolerances, materials (including source of supply), composition, packaging, or bill of material (including substitution of materials) of such Product.

1.5      "Party" means KPG or PRESSTEK; "Parties" means KPG and PRESSTEK.

1.6 "Exhibit" means the following Exhibits attached to this Agreement and incorporated herein by reference:

                Exhibit A- Equipment Specifications
                Exhibit B- Media Specifications
                Exhibit C- Prices
                Exhibit D- Service Parts Supply and Price Schedule
                Exhibit E- Quality Assurance Plan
                Exhibit F- [CONFIDENTIAL TREATMENT REQUESTED] /*/ Performance
                           [CONFIDENTIAL TREATMENT REQUESTED] /*/
                Exhibit G- Media Performance Incentives
                Exhibit H- Presstek Logo Design

1.7 "Territory" means [CONFIDENTIAL TREATMENT REQUESTED] /*/ and [CONFIDENTIAL TREATMENT REQUESTED] /*/ and such other countries as may be mutually agreed between the Parties in writing.

1.8 "OEM Press" means the Ryobi OEM 3404 DI Printing Press and options sold by PRESSTEK during the Term of this Agreement, including without limitation press equipment meeting the Specifications set forth in Exhibit A and conforming to the configurations for such equipment described on Exhibit A The definition of OEM Press may be expanded to include additional products upon mutual agreement of the Parties, subject to Section 2.8 of this Agreement.
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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.





















































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1.9      "Equipment" means the OEM Press, and all service parts described in
         Exhibit D. The definition of Equipment may be expanded to include additional products upon mutual agreement of the Parties, subject to
         Section 2.8 of this Agreement.

1.10 "Media" means [CONFIDENTIAL TREATMENT REQUESTED] /*/ Media and [CONFIDENTIAL TREATMENT REQUESTED] /*/ Media and includes media that meets the Specifications set forth in Exhibit B and conforms to the configurations for such media described on Exhibit B.

1.11 "[CONFIDENTIAL TREATMENT REQUESTED] /*/ Media" means the PEARLdry media sold for use in presses sold by [CONFIDENTIAL TREATMENT REQUESTED] /*/ and media sold for use with the [CONFIDENTIAL TREATMENT REQUESTED] /*/ press, and specifically excludes any PEARLdry media manufactured or sold by PRESSTEK for use in other direct imaging presses, such as, [CONFIDENTIAL TREATMENT REQUESTED] /*/, and/or [CONFIDENTIAL TREATMENT REQUESTED] /*/ or future [CONFIDENTIAL TREATMENT REQUESTED] /*/ platforms. [CONFIDENTIAL TREATMENT REQUESTED] /*/ Media" also includes, with similar limitation, media that meets the Specifications set forth in Exhibit B and conforms to the configurations for such media described on Exhibit B.

1.12 "[CONFIDENTIAL TREATMENT REQUESTED] /*/ Media" means all PEARLdry media sold for use with direct imaging press equipment manufactured and/or sold by PRESSTEK, including any PEARLdry media manufactured or sold by PRESSTEK for use in [CONFIDENTIAL TREATMENT REQUESTED] /*/ and distributed in the Territory.

ARTICLE 2 - SCOPE AND PURPOSE
            -----------------

2.1 This Agreement states the terms and conditions under which PRESSTEK will sell Products to KPG for resale and distribution by KPG under either PRESSTEK's or KPG's brand in the Territory. KPG will resell and distribute only Presstek-approved Media for use in the OEM Press. PRESSTEK will furnish all labor, expertise, skills, materials, supplies, training, equipment and other things necessary to perform fully and to KPG's commercially reasonable satisfaction the manufacture of Products as requested by KPG under this Agreement. KPG will be responsible for the distribution of the Product and, when authorized in accordance with the terms of this Agreement, the MD Media, including facilitating all sales, leases or other methods or means of conveyance to customers, all installation of the Equipment at, and delivery of the OEM Media and the MD Media (when authorized in accordance with the terms of this Agreement) to, customer sites, to the commercially reasonable satisfaction of PRESSTEK. KPG or its designee shall be responsible for service and/or maintenance of the Equipment (except as otherwise specifically set forth herein) and KPG or its designee will maintain an adequate supply of Media and service parts to adequately meet customer demand, the amount of such adequate supply to be at KPG's sole and reasonable discretion.

2.2 The Equipment to be supplied pursuant to this Agreement shall be co-branded and shall carry the KPG name and logo in primary position, with the PRESSTEK DI logo (as such logo appears in Exhibit H) . The format and placement in which the KPG name and PRESSTEK DI logo shall be applied to the Equipment shall be mutually agreed by the Parties. Any changes in the manner of application of the KPG name or PRESSTEK DI logo shall be subject to written agreement between the Parties.

         (a) Marks. KPG hereby grants to PRESSTEK a non-exclusive, non-transferable, royalty-free, worldwide license to use the KPG name, trademarks and logos in connection with PRESSTEK's advertising and promotion of the distribution relationship contemplated by this Agreement. PRESSTEK hereby grants to KPG a non-exclusive, non-transferable,
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                  royalty-free, worldwide license to use PRESSTEK's trademarks and logos in connection with the identification, advertisement, marketing and distribution of the Product.

         (b) In all materials where a party's trademark is used, the ownership of the mark shall be indicated by placing the appropriate notice as follows: "[trademark name] is a trademark of [PRESSTEK/KODAK POLYCHROME GRAPHICS]." The following are exclusive







































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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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                  trademarks of PRESSTEK: DI, Direct Imaging, ProFire, PEARLdry
                  and FirePower. Neither party will file, or authorize another party to file, any application for registration in any country of any mark, logo, symbol or phrase which is identical to, similar to or likely to be confused with any of the other party's trademarks, tradenames or logos. Each party agrees to report to the other party any known uses by third parties of marks or trade or product names similar to the marks and trade and product names of the other party. Each party agrees to render all reasonable assistance (at the other party's option and cost) in enforcing or obtaining protection of the rights of the other party, and acknowledges that the other party shall have the sole right to bring a legal action or suit for infringement thereof.

         (c) No Trademark/Tradename Usage. Except as provided in this Subsection 2.2, nothing in this Agreement shall authorize KPG or PRESSTEK to use any trademark and/or trade name of the other Party without the prior written consent of the other Party. Any and all promotional materials used by a Party in the promotion, marketing and sale of products pursuant to this Agreement bearing a trademark of the other Party shall be subject to review and approval by the other Party as to the form and content of such use, such approval not to be unreasonably withheld, conditioned or delayed. All rights and goodwill in the trademarks of either Party accruing as a result of the use of such trademark by the other Party in any country shall inure to the benefit of the Party owning the trademark, and the other Party shall acquire no rights in any such mark by virtue of such use pursuant to this Agreement.

2.3 KPG's rights to sell or otherwise distribute the Products shall be limited to the Territory. KPG shall not advertise, sell, solicit sales, or distribute or otherwise attempt to distribute the Products outside of the Territory. KPG's failure to comply with this Article 2.3 will constitute a material breach of the Agreement.

2.4 This Agreement does not in any way limit KPG's rights with respect to the manufacture, distribution or sale of any goods similar to the Products, including the right to manufacture products or to have such products manufactured by others for KPG. PRESSTEK may terminate this Agreement if KPG sells, or designates, endorses, approves, certifies as compatible or authorizes to be sold or used on the OEM Press, media other than OEM Media for use with the OEM Press in the Territory without PRESSTEK's prior agreement.

2.5 Provided that KPG meets the KPG Minimum Purchase Requirements as set out in Article 17.2, KPG shall have the exclusive right to distribute, sell and service Equipment in the Territory. PRESSTEK shall not distribute, sell or service Equipment in the Territory except through KPG during such time that KPG has the exclusive right to distribute, sell and service Equipment in the Territory.

2.6 During the Term of this Agreement, KPG shall have the exclusive right to sell OEM Media in the Territory for use with the [CONFIDENTIAL TREATMENT REQUESTED] /*/ press or for use with units of OEM Presses sold by KPG. PRESSTEK shall not sell or distribute OEM Media in the Territory for use with units of OEM Presses sold by [CONFIDENTIAL TREATMENT REQUESTED] /*/ or by KPG during the term of this Agreement. PRESSTEK may terminate this Agreement if KPG sells, or designates, endorses, approves, certifies as compatible or authorizes to be sold or used on the OEM Press, media other than OEM Media for use with the OEM Press in the Territory without PRESSTEK's prior agreement.

2.7 Should KPG meet the requirements set out in Exhibit G, KPG shall have the exclusive right (subject to existing arrangements to be terminated by PRESSTEK as soon as possible) to distribute and sell MD Media in the Territory, at prices, and subject to terms, further set out in Exhibit G.
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2.8      KPG shall have a right of first refusal to co-develop and/or purchase and distribute all platforms of direct imaging press sold by PRESSTEK, or which PRESSTEK has the right to sell, during the Term of this Agreement (the "New Equipment") PROVIDED that KPG (a) has achieved and continues to achieve the minimum [CONFIDENTIAL TREATMENT REQUESTED] /*/ Performance [CONFIDENTIAL TREATMENT REQUESTED] /*/ (as set out in Exhibit F); and (b) is not in material breach of this Agreement and has not otherwise been in material breach of this Agreement that was not cured within applicable cure periods, where the breach was curable (items (a) and (b)are collectively referred to as "New Equipment Conditions"). During the Term of this Agreement, PRESSTEK shall not offer to sell or sell New Equipment to any other party on prices and terms more favorable than the prices and terms offered by PRESSTEK to KPG, provided that KPG has met the New Equipment Conditions, and provided that, after having been offered the right of first refusal described in this Article 2.8, KPG has agreed to co-develop and/or purchase and distribute the particular New Equipment. If, upon having been offered the right of first refusal described in this Article 2.8, KPG decides that it will not agree to co-develop and/or purchase and distribute such New Equipment, PRESSTEK shall have no obligations to KPG regarding the New Equipment, except for its obligation not to offer to sell or sell New Equipment to any other party on prices and terms more favorable than the prices and terms offered to KPG.

ARTICLE 3-QUANTITY
          --------

3.1 KPG agrees to order Product in accordance with purchase orders submitted to PRESSTEK in accordance with Article 4 and PRESSTEK agrees to manufacture, supply and deliver Product in accordance with the terms of this Agreement.

3.2 During the Term of this Agreement, KPG agrees to purchase Product from PRESSTEK provided the following conditions are met:

         3.2.1 PRESSTEK has the capacity to supply Products to KPG in the quantities ordered by KPG on the Delivery Dates specified by KPG to the extent that those orders and Delivery Dates specified by KPG comply with the terms of this Agreement; and

         3.2.2 The quality of the Products manufactured by PRESSTEK meets the Specifications set forth in Exhibit A and Exhibit B.

         Nothing in this Agreement shall require KPG to purchase any quantity of Products, except as set forth in Article 4.

3.3 During the Term of this Agreement, PRESSTEK agrees to supply Products to KPG in quantities as provided in the [CONFIDENTIAL TREATMENT REQUESTED] /*/ month rolling forecast. If PRESSTEK cannot meet capacity requirements as described in the [CONFIDENTIAL TREATMENT REQUESTED] /*/ month rolling forecast (for each of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ months), PRESSTEK shall notify KPG within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days after receipt of the issuance of the rolling forecast as to what capacity can be supplied.

ARTICLE 4- INITIAL ORDER; ORDERING PROCEDURES; PERFORMANCE REVIEW
           ------------------------------------------------------

4.1 (a) Initial Order. Within [CONFIDENTIAL TREATMENT REQUESTED] /*/ days after the execution of this Agreement, KPG shall submit a purchase order for an initial order of [CONFIDENTIAL TREATMENT REQUESTED] /*/ units of OEM Presses at the Exhibit C transfer price and one (1) demonstration unit for U.S. $[CONFIDENTIAL TREATMENT REQUESTED] /*/, all with Delivery
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         Dates during the [CONFIDENTIAL TREATMENT REQUESTED] /*/ quarter of
         200[CONFIDENTIAL TREATMENT REQUESTED] /*/ (the "Initial Order"). The Initial Order will be a firm, noncancelable order. Concurrent with placing the Initial Order, KPG will provide PRESSTEK with a [CONFIDENTIAL TREATMENT REQUESTED] /*/-month non-binding forecast.








































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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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         (b) Subsequent Orders. By the [CONFIDENTIAL TREATMENT REQUESTED] /*/
         day of each month during the Term of this Agreement, KPG will provide the following:

         (i) A purchase order for OEM Presses with Shipping Dates [CONFIDENTIAL TREATMENT REQUESTED] /*/ months hence (for example and by way of illustration: by January [CONFIDENTIAL TREATMENT REQUESTED] /*/, KPG will submit a purchase order for OEM Presses to be shipped by the end of [CONFIDENTIAL TREATMENT REQUESTED] /*/; by February [CONFIDENTIAL TREATMENT REQUESTED] /*/, KPG will submit a purchase order for OEM Presses to be shipped by the end of [CONFIDENTIAL TREATMENT REQUESTED] /*/; etc.)

         (ii) An updated [CONFIDENTIAL TREATMENT REQUESTED] /*/-month rolling forecast.

         Where there is a conflict between the number of units of OEM Presses projected in the [CONFIDENTIAL TREATMENT REQUESTED] /*/-month forecast and the number of units for which purchase orders have already been submitted, the number of units of OEM Presses in such purchase orders shall govern.

         (c) Material Breach. KPG's failure to perform any or all of the following will constitute a material breach of this Agreement on the part of KPG and PRESSTEK shall have reserved all rights to pursue any and all legal remedies available for such breach subject to the terms hereof:

         (i) beginning on [CONFIDENTIAL TREATMENT REQUESTED] /*/, failing to provide a purchase order for any OEM Presses for [CONFIDENTIAL TREATMENT REQUESTED] /*/ months; or

         (ii) beginning on [CONFIDENTIAL TREATMENT REQUESTED] /*/, failing to order more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ units of OEM Presses for any [CONFIDENTIAL TREATMENT REQUESTED] /*/ consecutive months or failing to order more than [CONFIDENTIAL TREATMENT REQUESTED] /*/ units of OEM Presses during any Calendar Quarter. For purposes of this
                  Article 4.1 (c) (ii), a Calendar Quarter means any of the following three-month periods that occur within a calendar year: January, February and March; April, May and June; July, August and September; and October, November and December.

         Provided that KPG meets the requirements set forth in this paragraph, PRESSTEK shall make OEM Presses available for shipment in accordance with the forecast, but in any event with no longer than [CONFIDENTIAL TREATMENT REQUESTED] /*/ days lead time from order to shipment provided that KPG'S purchase orders comply with the terms of this Agreement.

4.2 Provided that KPG submits a purchase order that complies with the terms of this Agreement, KPG shall place orders for Media by purchase order, and PRESSTEK shall make Media available for delivery with no longer than [CONFIDENTIAL TREATMENT REQUESTED] /*/ days lead time from order to delivery provided that those purchase orders comply with the terms of this Agreement.

4.3 KPG shall have no liability for the manufacturing capital equipment investments made by PRESSTEK during the term of this Agreement. PRESSTEK agrees to fill all such orders as may be placed by KPG to the extent that those orders comply with the terms of this Agreement.

4.4 If PRESSTEK does not receive the [CONFIDENTIAL TREATMENT REQUESTED] /*/ rolling forecast by the [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the month, the preceding forecast shall remain in effect with [CONFIDENTIAL TREATMENT REQUESTED] /*/ rolling into the fixed, [CONFIDENTIAL TREATMENT REQUESTED] /*/-day period.
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4.5      KPG shall order Products through purchase orders.

4.6 PRESSTEK agrees to accept telecopied (fax) or e-mail orders for Product provided that the telecopied (fax) or email orders for Product comply with the terms of this Agreement. KPG will use its best efforts to send an e-mail order by the [CONFIDENTIAL TREATMENT REQUESTED] /*/ of each month and a confirming, written fax within [CONFIDENTIAL TREATMENT REQUESTED] /*/ weeks with a typed copy of the purchase order, including all information described in Section 4.7 and any special instructions or other terms and conditions. Under no circumstances is PRESSTEK to ship Products without the issuance of a purchase order number by KPG.


































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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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4.7      The information on the purchase order will include the purchase order number, part number and description of Products purchased, quantity purchased, routing instructions, delivery schedule, destination, and confirmation of price.

4.8 Different or additional terms and conditions of KPG's purchase orders that conflict with any of the provisions of this Agreement shall not apply unless accepted in writing by PRESSTEK. Different or additional terms that appear on PRESSTEK's acknowledgment form that conflict with any of the provisions of this Agreement shall not apply unless accepted in writing by KPG.

4.9 PRESSTEK shall only accept purchase orders that originate from the following facility:

                  Tech Services International LLC ("TSI")
                  760 Atlanta South Parkway
                  Suite 300
                  College Park, Georgia 30349
                  Contact: Glen Griffey

4.10 The Parties will conduct quarterly and annual purchasing performance reviews, starting after the first year of the Term of this Agreement. The Parties will meet no later than the end of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ quarter of [CONFIDENTIAL TREATMENT REQUESTED] /*/ and no later than the end of the third quarter of each year of the Term thereafter to set market-based purchasing goals for the following year. If KPG achieves the purchasing goals agreed to by the Parties, this Agreement will automatically renew for [CONFIDENTIAL TREATMENT REQUESTED] /*/, pursuant to Section 17.1. If the Parties cannot agree on a purchasing goal for the following year, then the Agreement will terminate at the end of the then current period. If it appears by the end of the third quarter of any year that KPG will fail to achieve the purchasing goal for any such year, then the Parties will negotiate in good faith extending the Agreement on terms and with purchasing goals acceptable to both Parties. If, by the end of such year, the Parties do not agree in writing to extend the Agreement for an additional year, the Agreement shall automatically terminate at the end of such year.

ARTICLE 5 - PRICES
            ------

5.1 The prices that PRESSTEK will charge and KPG will pay for Equipment and Media presently available from PRESSTEK under this Agreement are set forth in Exhibit C. Included in these prices are all components necessary to produce each style of Product ordered, including all labeling, labor and packaging material in accordance with the Specifications set forth in Exhibit A and Exhibit B.

5.2      Pricing for Equipment and Media will include shipping as set out in
         Article 7.2.

5.3 The prices set forth in Exhibit C may not be increased during the initial [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the Term of this Agreement. The parties will negotiate in good faith price adjustments thereafter.

5.4 PRESSTEK agrees that the prices and terms of sale offered to KPG for the Products hereunder will, throughout the Term of this Agreement, be [CONFIDENTIAL TREATMENT REQUESTED] /*/ than the prices and terms that are offered by PRESSTEK to [CONFIDENTIAL TREATMENT REQUESTED] /*/, including by way of example (but not limited to) [CONFIDENTIAL TREATMENT REQUESTED] /*/ volumes of product over [CONFIDENTIAL TREATMENT REQUESTED] /*/, involving [CONFIDENTIAL TREATMENT REQUESTED] /*/, and pursuant to [CONFIDENTIAL
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         TREATMENT REQUESTED] /*/ terms and conditions, including [CONFIDENTIAL
         TREATMENT REQUESTED] /*/.

ARTICLE 6 - LABELING AND PACKAGING
            ----------------------








































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UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

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6.1      PRESSTEK shall affix to all Products KPG labels, including trademarks or trade names of KPG, serial numbers, type or model number, or any other designation, as may from time to time reasonably be designated by KPG.

6.2 Labeling and packaging of Products shall be done in accordance with the Specifications. PRESSTEK agrees, at its own expense, to provide labor, materials and facilities required to provide such labeling and packaging.

ARTICLE 7- DELIVERY
           --------

7.1 PRESSTEK will take any and all commercially reasonable efforts, including commercially reasonable necessary legal action, to ensure the performance of the delivery terms of PRESSTEK's contract with OEM Press manufacturer Ryobi. KPG's purchase order shall state the date(s) Products are to be cleared through U.S. Customs and available for receipt by KPG's designated carrier (the "Delivery Date"). TIME AND RATE OF DELIVERY ARE OF THE ESSENCE FOR ALL PURCHASE ORDERS ISSUED UNDER THIS AGREEMENT. It shall be considered a material breach of this Agreement for PRESSTEK to repeatedly fail to deliver Products in accordance with the above delivery schedule.

7.2 The terms of sale for the OEM Presses will be [CONFIDENTIAL TREATMENT REQUESTED] /*/. The shipping terms for the OEM Presses will be [CONFIDENTIAL TREATMENT REQUESTED] /*/. The shipping terms and terms of sales for all other Products will be [CONFIDENTIAL TREATMENT REQUESTED] /*/.

7.3 PRESSTEK and KPG will develop an integrated direct order and fulfillment process for Media. KPG will be responsible for invoicing, warehousing, fulfillment and collection in relation to Media.

ARTICLE 8 - INSPECTION
            ----------

8.1 PRESSTEK or its designee shall inspect each shipment of the Product before delivery to confirm and certify in writing that the Products meet the Specifications set forth in Exhibit A and Exhibit B.

8.2      KPG may inspect the Products within [CONFIDENTIAL TREATMENT
         REQUESTED] /*/ after receipt at KPG`s location to the same incoming test or inspection criteria as provided by PRESSTEK in the Specifications and/or KPG may perform source inspection and quality assurance audits in nonproprietary areas at PRESSTEK's facilities upon reasonable notice from KPG provided, however, that such inspections by KPG shall in no way relieve PRESSTEK of its obligation to deliver Products that conform to the Specifications or waive KPG's right of inspection and acceptance (or rejection) at KPG's location EXCEPT, however, where KPG conducts such inspections and approves a Product, such Product will be deemed to comply with the Specifications and will have been accepted by KPG.

ARTICLE 9- PAYMENT TERMS
           -------------

9.1 Invoices for Products shall be issued on the date of Product shipment. Invoices shall refer to KPG's purchase order number, part number and Product description, quantity, unit price and total invoice price. All payments for Media shall be due and made in U.S. Dollars within [CONFIDENTIAL TREATMENT REQUESTED] /*/ from date of invoice, provided KPG has also received a correct and conforming invoice. All payments for OEM Presses shall be due and made in U.S. Dollars within [CONFIDENTIAL TREATMENT REQUESTED] /*/ from date of invoice, provided KPG has also received a correct and conforming invoice.

9.2      Invoices shall be submitted to the following address:
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         Tech Services International LLC












































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                  421 McFarlan Road
                  Suite E
                  Kennett Square, PA  19348
                  Attention:  Accounts Payable
                  Fax Number:  To be provided


9.3      KPG shall submit payments to PRESSTEK at the following address:

                  Presstek, Inc.
                  55 Executive Drive
                  Hudson, New Hampshire   03051
                  FAX Number: To be provided
                  Attn: Accounts Receivable


9.4 Credits due to rejection of Products or discrepancies on paid invoices will be deducted from subsequent payments by means of a debit memo.

ARTICLE 10 - ON-SITE MONITORING
             ------------------

10.1 Upon reasonable notice to PRESSTEK, KPG and its representatives reserve the right to audit non-proprietary procedures, processes, process controls, equipment, Products and inspection records at any stage in the manufacture of the Products to be delivered hereunder, in order to determine the extent of compliance with the Specifications of this Agreement.

10.2 Audits will include, but not necessarily be limited to the following areas:

         10.2.1 System Review: To determine the adequacy of PRESSTEK's written quality assurance policies and operating procedures.

         10.2.2 Practice Review: To determine PRESSTEK's effectiveness in complying with PRESSTEK's established Quality Assurance procedures set forth in Exhibit E.

         10.2.3 Product Verification: To determine PRESSTEK's quality effectiveness by performing and witnessing sufficient inspections and tests, reviewing the record of inspections and tests in PRESSTEK's facility or after delivery of Product.

ARTICLE 11 - QUALITY WARRANTY
             ----------------

11.1 PRESSTEK shall use commercially reasonable efforts to perform all work under this Agreement in a manner consistent with the highest standards of the industry and will strictly comply with all relevant statutes, ordinances, rules, regulations and other applicable law.

11.2 PRESSTEK warrants that the Equipment will meet the appropriate safety and EMI standards as set out in the Specifications. Where the Products are modified at the request of PRESSTEK, PRESSTEK shall obtain, at no cost to KPG, any required regulatory agency re-approvals for the Products when they are modified. Where the Products are modified at the request of KPG, PRESSTEK shall obtain, at KPG's cost, any required regulatory agency re-approvals for the Products when they are modified. At no additional cost to KPG, PRESSTEK shall cause the Equipment to comply with UL.

11.3 PRESSTEK warrants that the Equipment will be free from defects in manufacture, materials or workmanship and will conform to the Specifications for a period of (a) [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of installation; or (but not longer than) (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of shipment of Equipment from PRESSTEK to KPG. PRESSTEK warrants that the Media will be free from defects in manufacture, materials or workmanship and will conform to the Specifications for a period of [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of shipment of Media from PRESSTEK. PRESSTEK will certify and ensure the connectivity between the Equipment and [CONFIDENTIAL TREATMENT REQUESTED] /*/, as set out in the Specifications.

11.4 EXCEPT AS STATED IN ARTICLE 11.3, THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, EXTENDED BY PRESSTEK TO KPG WITH RESPECT TO EQUIPMENT OR MEDIA. PRESSTEK DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

11.5 If KPG reasonably determines that any Product or component thereof fails to meet the foregoing warranty, such nonconforming Product or component may be returned to PRESSTEK for credit, repair or replacement, with PRESSTEK bearing all costs of transportation and risk of loss both ways. PRESSTEK's return authorization will be obtained prior to return of nonconforming Products or components. PRESSTEK shall have the unilateral right to either replacement of such nonconforming Product or components or to credit KPG, and such replacement or credit shall be made by PRESSTEK within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after receipt of the nonconforming Product or components by PRESSTEK.

11.6 PRESSTEK agrees that all Product determined to be nonconforming and returned to PRESSTEK will not be resold by PRESSTEK to any person, firm, or corporation provided, however, that KPG may consent to the disposition of separate components of the Products, which consent shall not be unreasonably withheld. All references to KPG shall be removed or obliterated from any such Product.

11.7 KPG agrees to notify PRESSTEK promptly upon discovering any Epidemic Failures. "Epidemic failure" shall mean (a) as to OEM Press, that at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the total units of OEM Press installed at end user locations fail to operate in a fundamental respect so as to cause the OEM Press to perform in a manner whereby the OEM Press is unable to meet its reasonably expected performance for the same reason, and (b) as to Media, that at least [CONFIDENTIAL TREATMENT REQUESTED] /*/ of the total square meters of Media delivered to end users during any [CONFIDENTIAL TREATMENT REQUESTED] /*/ period fail to perform in a material respect for the same reason, and, as to either OEM Press or Media, such failure has not occurred as the result of events or circumstances that are beyond PRESSTEK's control. PRESSTEK shall promptly perform an investigation of the Epidemic Failure, and shall respond to KPG's notice within [CONFIDENTIAL TREATMENT REQUESTED] /*/, or such longer period as PRESSTEK advises KPG is necessary to evaluate the Epidemic Failure and establish a corrective action plan. Upon KPG's receipt of PRESSTEK's response, PRESSTEK agrees to discuss with KPG in good faith the details of such corrective action plan, including but not limited to (a) the remedy (e.g., PRESSTEK's supply to KPG of retrofit parts), (b) and the time-schedule for implementation thereof. The obligations of PRESSTEK under this paragraph shall survive the termination of this Agreement. In any event, and without limiting the foregoing, PRESSTEK shall make available to KPG on such terms as are generally offered to PRESSTEK's other customers for similar products, given cost variances, any modification kits, retrofits or other assistance being furnished by PRESSTEK to assist such customers in correcting epidemic or other failures in any such products, or in complying with federal or state laws applicable to any such products.

ARTICLE 12- SPECIFICATIONS CHANGE
            ---------------------







































/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

12.1 KPG may from time to time request PRESSTEK to make an Engineering Change to the Specifications of a Product. PRESSTEK will consider any such request, and will also advise KPG of the proposed implementation date and costs of such Engineering Change. If the Engineering Change is agreed upon, PRESSTEK shall perform all such KPG requested Engineering Changes to the Specifications upon written approval by KPG's contract manufacturing representative that it wishes to proceed with the Engineering Change to the Specification, and KPG will solely be responsible for all such costs associated with the Engineering Changes to the Specifications.

12.2 The Specifications may only be amended by mutual agreement of the Parties. Product changes that have a material adverse affect on customer usage of Products or that affect the form, fit or function of the Products may only be made by PRESSTEK with KPG's prior written approval. KPG shall respond to all requests for approval within [CONFIDENTIAL TREATMENT REQUESTED] /*/. Other Product changes may be made without KPG's prior written approval, provided that PRESSTEK shall give KPG [CONFIDENTIAL TREATMENT REQUESTED] /*/ prior written notice.

ARTICLE 13- CONFIDENTIAL INFORMATION
            ------------------------

13.1 As used in this Agreement, "Confidential Information" means any information, not generally known to the public, about the way a Party develops, manufactures, processes, produces or sells Products, or about the way a Party does business in the markets for those Products. Confidential Information includes without limitation:

         13.1.1   the specific provisions and contents of this Agreement;

         13.1.2 the design, appearance, characteristics and function of the Products;

         13.1.3 the identities of customers, and all information concerning the shipments made to or ordered for those customers;

         13.1.4 any technical, trade secret, commercial or financial information about a Party's

                  (a) research or development;
                  (b) machinery, manufacturing processes, designs or
                      engineering;
                  (c) marketing plans or techniques, contacts or customers,
                      forecasts, production plans and purchase orders;
                  (d) organization or operations.

13.2 All Confidential Information is the property of the disclosing party. The receiving party agrees that it will treat such information as strictly confidential and not disclose to others or use such information for its own benefit or the benefit of others. The receiving party's obligations under this Article 14 do not, however, apply to any information which:

         13.2.1 is in the public domain at the time the receiving party learns of it, or later becomes publicly known through no wrongful act of the receiving party; or,

         13.2.2 is known to the receiving party prior to the date of this Agreement, as shown by the receiving party's written records, and was not subject to prior confidentiality obligations with the disclosing party; or,

         13.2.3 is received by the receiving party from a third party who had a lawful right to disclose it to the receiving party; or,

         13.2.4 is used or disclosed by the receiving party with prior written approval of the disclosing party.

ARTICLE 14 - MARKETING AND SALES SUPPORT; TRAINING
             -------------------------------------











































/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

14.1     KPG will use a team of capital equipment specialists to sell the OEM
         Presses.

14.2     Throughout the first year of the Term of this Agreement, PRESSTEK will

         (a) dedicate a minimum of [CONFIDENTIAL TREATMENT REQUESTED] /*/ regional Technical Sales Consultants to support the Agreement;
         (b) provide KPG with access to a demonstration facility and adequate staffing, but excluding providing any Equipment, at a location in the United States to be decided by PRESSTEK;
         (c) supply sales samples as needed to support the KPG sales process;
         (d) provide a feeder system for leads to assist KPG's Database Marketing Group in order to provide an adequate number of qualified OEM Press sales leads to meet KPG's [CONFIDENTIAL TREATMENT REQUESTED] /*/ PROVIDED, however, that PRESSTEK is in no way obliged to assist KPG in meeting its [CONFIDENTIAL TREATMENT REQUESTED] /*/.

         Upon the completion of the first year of the Term of this Agreement, KPG will dedicate a reasonable sales staff commensurate with meeting the [CONFIDENTIAL TREATMENT REQUESTED] /*/ and KPG will establish a demonstration facility reasonably acceptable to PRESSTEK and located in the United States, which facility may be at a customer location. KPG and PRESSTEK agree to work in good-faith to establish prices and terms under which KPG, if it chooses, will lease space from PRESSTEK in a demonstration facility provided by PRESSTEK, beyond the first year of this Agreement.

14.3 PRESSTEK shall, at times and for a minimum number of participants as PRESSTEK and KPG agree, provide, at no additional charge to KPG, sales, marketing and applications training courses at PRESSTEK's designated facility for KPG sales and training personnel, graphic systems specialists, and marketing and applications professionals with respect to the operation and marketing of the Products. PRESSTEK shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ of its personnel. Such training will be designed to have KPG's personnel achieve the same level of knowledge and competency as required by PRESSTEK as a prerequisite to the training of its own personnel to sell its Products. The goal of this training is to ensure that [CONFIDENTIAL TREATMENT REQUESTED] /*/. The course will be provided in accordance with a mutually agreeable schedule. PRESSTEK will supply complete training information as agreed upon by the parties. KPG shall be given one electronic copy of such training materials which it may copy and distribute. KPG shall be responsible for training its resellers and customers. The party requesting a change to a Product shall pay for any necessary re-training.

14.4 PRESSTEK at its expense shall provide KPG with electronic versions of PRESSTEK's current marketing brochures, ROI tools, sales lists, data sheets, testimonials, articles and other marketing communications materials, including all pictures, text and specifications in electronic format that KPG can modify, so that KPG may create customized sales and marketing materials for KPG and the affiliates of KPG to use in the sales and marketing of the Products ("Marketing Materials"). KPG may, in its discretion, use all Marketing Materials in the form provided by PRESSTEK. However, if KPG elects to modify the Marketing Materials, the look and color scheme of the modified Marketing Materials will be exclusive to the KPG channel. KPG shall send one set of the modified Marketing Materials to PRESSTEK in an electronic version in a format that PRESSTEK can inspect, examine and modify. PRESSTEK shall have [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of receipt to evaluate the modified Marketing Materials. During such evaluation period, PRESSTEK may request that KPG revise the modified Marketing Materials, and KPG and PRESSTEK shall in good faith agree upon appropriate revisions. KPG is responsible for publication costs of the Marketing Materials to its personnel and third parties. PRESSTEK and KPG shall sign off on final proofs prior to production of modified Marketing Materials, and will collaborate to ensure high quality production consistent with







































/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         that required for color critical products. PRESSTEK shall provide KPG with reasonable assistance, at no additional cost, to modify the Marketing Materials as provided in this Section 14.4.

ARTICLE 15 - PLANT SAFETY
             ------------

15.1 [CONFIDENTIAL TREATMENT REQUESTED] /*/ has represented that it has the experience, expertise and resources necessary to manufacture the Products safely, on time, and to [CONFIDENTIAL TREATMENT REQUESTED] /*/ reasonable satisfaction. [CONFIDENTIAL TREATMENT REQUESTED] /*/ understands that [CONFIDENTIAL TREATMENT REQUESTED] /*/ has relied on that representation in choosing to do business with [CONFIDENTIAL TREATMENT REQUESTED] /*/ and in making this Agreement.

15.2 [CONFIDENTIAL TREATMENT REQUESTED] /*/ is solely responsible for the safe performance of all work, and for the safety of (1) all [CONFIDENTIAL TREATMENT REQUESTED] /*/ employees, agents, or delegates,
         (2) all employees, agents and delegates of [CONFIDENTIAL TREATMENT REQUESTED] /*/'s subcontractors, and (3) for all people who may be present at or in the vicinity of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ plant.

15.3 [CONFIDENTIAL TREATMENT REQUESTED] /*/ will strictly comply with all applicable statutes, ordinances, rules, regulations and other applicable law, and shall perform all work under this Agreement in a manner consistent with the highest standards of the industry.

ARTICLE 16 - TERM
             ----

16.1 This Agreement shall be effective on the Effective Date and shall continue in effect for [CONFIDENTIAL TREATMENT REQUESTED] /*/, unless sooner terminated as provided herein. [CONFIDENTIAL TREATMENT REQUESTED] /*/ in accordance with the performance review procedures set forth in Section 4.10. The initial [CONFIDENTIAL TREATMENT REQUESTED] /*/ of this Agreement, together with [CONFIDENTIAL TREATMENT REQUESTED] /*/, shall be referred to in this Agreement as the "Term".

16.2 The delivery of Products by PRESSTEK to KPG or purchase orders issued by KPG to PRESSTEK or any other activity which causes the performance to extend beyond the expiration date of this Agreement is not an offer or agreement to extend or renew this Agreement. Although both Parties hope for an ongoing relationship, they understand that neither PRESSTEK nor KPG is in any way obligated to renew or extend this Agreement, except as set forth herein. Both Parties will plan accordingly.

ARTICLE 17 - TERMINATION
             -----------

17.1 Either Party may terminate this Agreement during the initial term or any renewal term upon written notice ("Notice of Breach"), sent registered or certified mail, return receipt requested, in the event the other Party fails to perform a material obligation under this Agreement or otherwise is in breach of any of its material obligations hereunder. Failure to perform or breach of a material obligation includes, without limitation, (a) [CONFIDENTIAL TREATMENT REQUESTED] /*/ or (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/. Where such breach is curable, the Party receiving such Notice of Breach shall have [CONFIDENTIAL TREATMENT REQUESTED] /*/ from the date of receipt thereof to cure the failure or breach. If the party receiving such Notice of Breach does not cure the failure or breach within such cure period, the Party claiming breach may [CONFIDENTIAL TREATMENT REQUESTED] /*/ by sending written notice [CONFIDENTIAL TREATMENT REQUESTED] /*/, by certified mail, return receipt requested. The issuance of a forecast during the [CONFIDENTIAL TREATMENT REQUESTED] /*/ cure period does not waive the Notice of Breach. Where the breach is

         [CONFIDENTIAL TREATMENT REQUESTED] /*/ the non-breaching Party may [CONFIDENTIAL TREATMENT REQUESTED] /*/ upon providing the Notice of Breach, sent registered or certified mail, return receipt requested. For purposes of clarity, [CONFIDENTIAL TREATMENT REQUESTED] /*/ where [CONFIDENTIAL TREATMENT REQUESTED] /*/ fails to meet its obligations of Article [CONFIDENTIAL TREATMENT REQUESTED] /*/; where [CONFIDENTIAL TREATMENT REQUESTED] /*/ fails to meet its obligations under Article [CONFIDENTIAL TREATMENT REQUESTED] /*/ or where either Party fails to meet its obligations under Article [CONFIDENTIAL TREATMENT REQUESTED] /*/).




































/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

17.2 PRESSTEK may terminate KPG's right to distribute OEM Presses under this Agreement if: (a) [CONFIDENTIAL TREATMENT REQUESTED] /*/, or (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/, or (c) [CONFIDENTIAL TREATMENT REQUESTED] /*/. If Presstek terminates KPG's rights to distribute OEM Presses under this Agreement in accordance with this Article 17.2, KPG shall [CONFIDENTIAL TREATMENT REQUESTED] /*/ to customers in the Territory who have previously purchased OEM Presses from KPG.

17.3 KPG may terminate this Agreement immediately upon written notice to PRESSTEK, if (a) [CONFIDENTIAL TREATMENT REQUESTED] /*/, (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/ or (c) [CONFIDENTIAL TREATMENT REQUESTED] /*/.

17.4 PRESSTEK may terminate this Agreement immediately upon written notice to KPG, if (a) [CONFIDENTIAL TREATMENT REQUESTED] /*/, (b) [CONFIDENTIAL TREATMENT REQUESTED] /*/ or (c) [CONFIDENTIAL TREATMENT REQUESTED] /*/.

ARTICLE 18 - [CONFIDENTIAL TREATMENT REQUESTED] /*/ LIABILITIES
                                                    -----------

18.1 EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN ARTICLE 21 (INDEMNIFICATION), [CONFIDENTIAL TREATMENT REQUESTED] /*/. This exclusion applies regardless of whether such damages are sought based on breach of warranty, breach of contract, negligence, strict liability in tort, or any other legal theory. This exclusion does not apply to claims for personal injury by a third party nor does it apply to claims resulting from or in any way related to a material breach of this Agreement.

ARTICLE 19 - WASTE MATERIAL
             --------------

19.1 [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be responsible for the final and proper disposal of all waste material generated in the manufacture of the Products (herein "Waste Material").

19.2 [CONFIDENTIAL TREATMENT REQUESTED] /*/ represents and warrants that it will properly package, label, store, transport, dispose of and otherwise handle the Waste Material in accordance with all applicable laws, ordinances and regulations and in accordance with sound environmental practice.

19.3 Prior to the handling or disposal of Waste Material, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall, at its sole cost and expense, apply for and obtain all permits required by all applicable laws, ordinances and regulations for the transportation, handling or disposal of Waste Material and shall maintain the same for the duration of this Agreement or subcontract the handling or disposal of Waste Material to a licensed contractor who has complied with such laws, ordinances or regulations.







/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 20 - SERVICE SUPPORT; SERVICE PARTS; TRAINING
             ----------------------------------------

20.1 [CONFIDENTIAL TREATMENT REQUESTED] /*/ will deliver or ensure delivery in a timely fashion of all service training (Equipment, Media and workflow and front-end connectivity, integration and support and all service documentation in such quantities and formats as may be reasonably requested by [CONFIDENTIAL TREATMENT REQUESTED] /*/ will provide [CONFIDENTIAL TREATMENT REQUESTED] /*/ with escalation technical and field service support for the Equipment and Media as described in Exhibit D. [CONFIDENTIAL TREATMENT REQUESTED] /*/ will also supply to [CONFIDENTIAL TREATMENT REQUESTED] /*/ a list of all workflow and related software that is compatible with the Equipment and agree to make commercially reasonable efforts to solve connectivity problems that may be encountered in placing the unit into a new environment. If [CONFIDENTIAL TREATMENT REQUESTED] /*/ enters into a direct contractual relationship for [CONFIDENTIAL TREATMENT REQUESTED] /*/, escalation support will transfer to the original manufacturer.

20.2 [CONFIDENTIAL TREATMENT REQUESTED] /*/ agrees to sell to [CONFIDENTIAL TREATMENT REQUESTED] /*/, and [CONFIDENTIAL TREATMENT REQUESTED] /*/ agrees to purchase from [CONFIDENTIAL TREATMENT REQUESTED] /*/, service parts for the Products pursuant to the terms and conditions of Exhibit D attached hereto.

20.3 [CONFIDENTIAL TREATMENT REQUESTED] /*/ is hereby authorized by [CONFIDENTIAL TREATMENT REQUESTED] /*/ to offer service to [CONFIDENTIAL TREATMENT REQUESTED] /*/ customers and any other [CONFIDENTIAL TREATMENT REQUESTED] /*/ press in the field.

20.4 PRESSTEK shall provide at no additional charge to KPG [CONFIDENTIAL TREATMENT REQUESTED] /*/ PRESSTEK's designated location for [CONFIDENTIAL TREATMENT REQUESTED] /*/ of KPG and/or KPG's designee with respect to the [CONFIDENTIAL TREATMENT REQUESTED] /*/. The [CONFIDENTIAL TREATMENT REQUESTED] /*/ will be offered in courses of no fewer than [CONFIDENTIAL TREATMENT REQUESTED] /*/ per class session. PRESSTEK shall [CONFIDENTIAL TREATMENT REQUESTED] /*/. The [CONFIDENTIAL TREATMENT REQUESTED] /*/ will be designed to have KPG's [CONFIDENTIAL TREATMENT REQUESTED] /*/ achieve the same level of knowledge and competency as required by [CONFIDENTIAL TREATMENT REQUESTED] /*/ as a prerequisite to [CONFIDENTIAL TREATMENT REQUESTED] /*/. The goal of this [CONFIDENTIAL TREATMENT REQUESTED] /*/ is to ensure that KPG can effectively [CONFIDENTIAL TREATMENT REQUESTED] /*/ the Products in customer installations. The [CONFIDENTIAL TREATMENT REQUESTED] /*/ will be provided in accordance with a mutually agreeable schedule. [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be given one copy of such [CONFIDENTIAL TREATMENT REQUESTED] /*/ in electronic format which it may [CONFIDENTIAL TREATMENT REQUESTED] /*/. [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall be responsible for [CONFIDENTIAL TREATMENT REQUESTED] /*/ its resellers and customers. [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall have reasonable access to [CONFIDENTIAL TREATMENT REQUESTED] /*/ upon reasonable notice for the purpose of [CONFIDENTIAL TREATMENT REQUESTED] /*/, at prices and terms [CONFIDENTIAL TREATMENT REQUESTED] /*/.

ARTICLE 21 - INDEMNIFICATION
             ---------------

21.1 [CONFIDENTIAL TREATMENT REQUESTED] /*/ will indemnify, defend, and hold harmless [CONFIDENTIAL TREATMENT REQUESTED] /*/ and its directors, officers, agents, and employees from any loss, claim, liability and expense (including reasonable attorneys' fees and other expenses of litigation) with respect to claims for sickness, bodily injury, personal injury, death, property damage or loss as asserted by third parties where the claim is based in whole or in any part on, or is in any way related to, any act or omission attributable to [CONFIDENTIAL TREATMENT REQUESTED] /*/, its agents, employees, or subcontractors, or in any way related to the work performed or to be performed or the Products supplied under this Agreement, or the possession or use of molds, except to the extent that such claims are due solely and directly to the negligence of [CONFIDENTIAL TREATMENT REQUESTED] /*/.

21.2 [CONFIDENTIAL TREATMENT REQUESTED] /*/ will indemnify, defend and hold harmless [CONFIDENTIAL TREATMENT REQUESTED] /*/ and its directors, officers, agents and employees from any loss, claim, liability and expense (including reasonable attorneys' fees and other expenses of litigation) with respect to claims for sickness, bodily injury, personal injury, death, property damage or loss as asserted by third parties where the claim is based in whole or in any part on, or is in any way related to, any act or omission attributable to [CONFIDENTIAL TREATMENT REQUESTED] /*/, its agents, employees, or subcontractors, or in any way related to the work performed or to be performed or under this Agreement, except to the extent that such claims are due solely and directly to the negligence of [CONFIDENTIAL TREATMENT REQUESTED] /*/.




























/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

21.3 Each party agrees, at its expense, to defend, indemnify and hold the other party and its authorized resellers, customers and officers, directors, employees and representatives harmless from any suit claim, demand, cause of action or proceeding asserted by a third party against any of the indemnities alleging the infringement or misappropriation of such third party's intellectual property rights, where such infringement arises solely from the action or omission of the indemnifying party. Notwithstanding the foregoing, [CONFIDENTIAL TREATMENT REQUESTED] /*/ shall, at its expense, defend, indemnify and hold [CONFIDENTIAL TREATMENT REQUESTED] /*/ and its authorized resellers, customers and officers, directors, employees and representatives harmless from any suit, claim, demand, cause of action or proceeding asserted by a third party against any of the [CONFIDENTIAL TREATMENT REQUESTED] /*/ indemnities alleging that a Product infringes or misappropriates such third party's patent or other intellectual property rights (the "Claim"), provided that [CONFIDENTIAL TREATMENT REQUESTED] /*/ is notified of the Claim by the KPG indemnities within a reasonable time after the [CONFIDENTIAL TREATMENT REQUESTED] /*/ indemnities learn(s) of it, is given all reasonable assistance by the [CONFIDENTIAL TREATMENT REQUESTED] /*/ indemnities necessary for [CONFIDENTIAL TREATMENT REQUESTED] /*/ to perform its obligations in respect of the Claim and is given the sole right to control the defense and settlement of the Claim.

ARTICLE 22 - PUBLIC DISCLOSURE
             -----------------

22.1 KPG and PRESSTEK agree not to disclose the terms and conditions of this Agreement, except as may be required by law or government regulations, without written authorization of the other Party, for the term of this Agreement.

ARTICLE 23 - FORCE MAJEURE
             -------------

23.1 If the performance of this Agreement or of any obligation hereunder is prevented, restricted or interfered with by reason of fire or earthquake or other casualty or accident; inability to procure raw materials, power or supplies, (for reasons other than PRESSTEK's negligence or fault or failure to timely order); war or other violence; any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, court or intergovernmental body; or any other act or condition whatsoever beyond the reasonable control of the other Party, the Party so affected shall be excused from such performance to the extent of such prevention, restriction or interference provided, however, that PRESSTEK shall use its best efforts to continue the supply of Products hereunder to the extent commercially reasonable and remove such causes of nonperformance, including but not limited to commercially reasonable efforts to obtain new manufacturing sites or suppliers and allocate available goods on a reasonable and fair basis, and PRESSTEK shall continue performance hereunder with the utmost commercially reasonable dispatch whenever such causes are removed. For purposes of clarity, any event that would constitute a Force Majeure for PRESSTEK's suppliers would constitute a Force Majeure for PRESSTEK.

23.2 If performance of this Agreement or of any obligation hereunder is prevented, restricted or interfered with for any reason set forth in this Article 24 and such prevention, restriction or interference lasts for, or is expected to last for more than [CONFIDENTIAL TREATMENT REQUESTED] /*/, the Party whose performance is not affected by the force majuere condition shall have the option of being excused, without further obligation, from performance of the Agreement or of any obligation hereunder.

ARTICLE 24 - RELATIONSHIP OF PARTIES
             -----------------------

24.1 No Party is an agent of any other Party and has no authority to bind any other Party, transact any business in any other Party's name or on its behalf, or make any promises or representations on behalf of any other Party. Each Party makes this Agreement and will perform all of its respective obligations under this Agreement as an independent contractor, and no joint venture, partnership or other relationship shall be created or implied by this Agreement. During the term of this Agreement, if the











































/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

         term "partnership", "partner" or "development partner" or the like is used to describe the parties' relationship, KPG and PRESSTEK agree to make it clear to third parties that these terms refer only to the spirit of cooperation between them and neither describe, nor expressly or implicitly create, the legal status of partners or joint venturers. The employees and agents of each Party are NOT for any purpose the employees or agents of the other Party and the other Party shall incur no obligations or liabilities, express or implied, by reason of the conduct of such employees or agents.

ARTICLE 25- NO ASSIGNMENT
            -------------

25.1 Neither Party shall assign its rights or delegate its duties under this Agreement without the other Party's prior written approval. Either Party may terminate this Agreement upon: (A) the sale of all or substantially all of the stock, if any, of the other Party; or (B) upon the sale or transfer of the entire business or substantially all the assets of the other Party, or (C) any change of control, including but not limited to a merger, takeover, purchase or similar business transaction undertaken or involved a competitor of the other Party ("Change of Control"), unless the Party has obtained the other Party's prior written consent. An affiliate or subsidiary of either Party may exercise such party's rights or perform such party's obligations under this Agreement, provided that the Parties to this Agreement shall remain liable for the performance of their obligations hereunder.

ARTICLE 26 - SURVIVAL
             --------

26.1 The rights and obligations of the Parties hereto under Article 1 (DEFINITIONS); Article 11 (QUALITY WARRANTY); Article 13 (CONFIDENTIAL INFORMATION); Article 18 (LIMITATION OF LIABILITIES); Article 21 (INDEMNIFICATION); Article 26 (SURVIVAL); and Article 27 (APPLICABLE LAW(JURISDICTION)) shall survive any termination, cancellation or expiration of this Agreement.

ARTICLE 27 - APPLICABLE LAW (JURISDICTION)
             -----------------------------

27.1 This Agreement and any questions, claims, disputes or litigation concerning or arising from this Agreement shall be governed by the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. Each of the Parties submits to the jurisdiction of any state or federal court sitting in New York, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect to the action or proceeding must be heard and determined there, unless otherwise agreed in writing by the parties.

ARTICLE 28 - PARAGRAPH HEADINGS
             ------------------

28.1 The title and headings of the various articles of this Agreement are inserted for convenience of reference only and shall not be constructed to affect the construction or interpretation of any of its provisions.

ARTICLE 29 - WAIVER
             ------

29.1 Any failure or delay by either Party in exercising any right or remedy in one or many instances will not prohibit a Party from exercising it at a later time or from exercising any other right or remedy.

ARTICLE 30 - NOTICES
             -------

30.1 All notices which either Party hereto is required or may desire to give hereunder shall be in writing and sent by first class mail, postage prepaid, and addressed to the last known address of the Party to be served therewith. Notice sent by registered mail, return receipt requested shall be presumed to have been received. Any notice to be given to KPG shall be addressed to:

                  TECH SERVICES INTERNATIONAL LLC
                  760 Atlanta South Parkway
                  Suite 300
                  College Park, Georgia 30349

         Any notice to PRESSTEK shall be addressed to:

                  PRESSTEK, INC.
                  55 Executive Drive
                  Hudson, New Hampshire   03051
                  Attn: James Scafide


30.2 Any change in address shall be promptly communicated by either Party to the other Party.

ARTICLE 31 - ENTIRE AGREEMENT
             ----------------

31.1 This Agreement and the attached exhibits supersede and terminate any and all prior agreements, if any, whether written or oral between the Parties with respect to the subject matter contained herein.

31.2 Each Party agrees that it has not relied on any representation, warranty, or provisions not explicitly stated in this Agreement, and that no oral statement has been made to either Party that in any way trends to waive any of the terms or conditions of this Agreement. This Agreement constitutes the final written expression of all terms of the Agreement, and it is a complete and exclusive statement of those terms.

31.3 No part of this Agreement may be waived, modified, or supplemented in any manner whatsoever (including a course of dealing or of performance or usage of trade) except by a written instrument signed by duly authorized officers of the Parties.

ARTICLE 32 - DISPUTE RESOLUTION
             ------------------

32.1 This Agreement is written in the English language. PRESSTEK and KPG shall attempt to resolve all disputes in an amicable manner. If the Parties are unable to do so, any dispute, controversy or claim arising out of or related to this Agreement, or the breach or termination or invalidity thereof, shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (excepting those Rules related to arbitrability) that are in effect upon the effective date of this Agreement. The place of arbitration shall be New York, NY, and the arbitration proceedings shall be in English. The appropriate corporate officers from each of the Parties shall discuss mediating the dispute apart from any such arbitration.

ARTICLE 33 - JURY TRIAL WAIVER
             -----------------

EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO A JURY TRIAL WITH RESPECT TO ANY CLAIMS OR DISPUTES ARISING OUT OF THIS CONTRACT.

ARTICLE 34 - MISCELLANEOUS
             -------------

34.1 Severability. In the event any provision of this Agreement is found to be unenforceable, void, invalid, or to be unreasonable in scope, such provision shall be modified to the extent necessary to make it enforceable, and as so modified, this Agreement shall remain in full force and effect.

34.2 Counterparts. This Agreement may be signed in counterparts, provided each page of this Agreement is initialed, and each counterpart shall be considered an original document.


The Parties have signed this Agreement on the day and year indicated below.



KODAK POLYCHROME GRAPHICS LLC                PRESSTEK, INC.
("KPG")                                      ("PRESSTEK")


By:   /s/ Vic Stalam                         By:   /s/ Edward J. Marino
   ----------------------------------           --------------------------------
      Vic Stalam                                  Edward J. Marino
      Vice President & Chief Marketing            President & Chief Executive
      and Business Development Officer            Officer

                                    EXHIBIT A
                                    ---------

                            EQUIPMENT SPECIFICATIONS
                            ------------------------

TO BE COMPLETED AND AGREED UPON PRIOR TO THE EFFECTIVE DATE, WITH DETAIL THAT
   ENABLES KPG TO DETERMINE WHETHER THE EQUIPMENT IS PERFORMING WITHIN SPECIFICATION.

                                WORKFLOW PRODUCTS

   DI-RIP V5.5R1A

            DI-RIP - Based on Harlequin, the DI-rip is a Postscript language interpreter and rasterizer. It Process virtually any input, including PostScript, JPEG, DCS 2, EPS, TIFF 6 and TIFF/IT-P1. Input and process PDF files directly - without prior conversion - to heighten the efficiency of your workflow. The DI-rip interprets color composite files directly, separating them into CMYK, RGB and/or spot colors accurately and consistently - within a single job or across multiple projects.

            OPTIONAL PLUGINS

            TRAPWORKS - TrapWorks option, formerly called EasyTrap, is an automatic, object-based, in-RIP trapping solution for the DI-rip. TrapWorks contains many enhancements that improve overall performance including memory usage, PostScript Language Level 3 trapping, trap zone recognition, small text protection, auto choke super blacks and traps metallic & opaque inks.

   DI-TOOLS

            DI-WRITE - automates the conversion of 1-bit TIFF files into Presstek DI-file format (tiff variant format). This unique tool adjusts the file header information while maintaining bitmap image integrity. Since many RIPs can produce 1-bit TIFF format files, DI-write enables established workflows to integrate Presstek imaging seamlessly.

            DI-MERGE - Allows pre-press operators to combine multiple post-RIP files into one, saving materials and time when outputting. Crop post-RIP files, Position images and layouts of various sizes ,screen rulings, and dot gain curves, to fill an entire image area. Positioning with DI-merge is a fast and easy way to impose for four-page direct imaging devices or pre-pare perfecting and work-and-tumble jobs.

            DI-VIEW - allows on-screen soft proofing of RIP'd files prior to imaging. Your prepress operators can QC a job - checking for possible errors in pre-flight, RIP interpretation, font usage, OPI file swaps, screening, and trapping - resulting in less waste and shorter time to completion.

            DI-THUMBPRINT - generates thumbnail previews of selected jobs on Presstek output devices, for streamlining file management.


            SEE BELOW FOR HARDWARE REQUIREMENTS
            MINIMUM HARDWARE REQUIREMENTS FOR DI-RIP

o     OS: Windows NT SERVER or Windows 2000 SERVER
            (*Note: connection to Macintosh environment requires Server OS)
o     CPU: Dual 1GHz Pentium III Processor
o     Hard drive: 108GB Raid Level 0 (three 36GB hard drives)
o     RAM: 1GB
o     Network Card: 100base-T
o     CD-ROM
o     Floppy Drive
o     17" Monitor


            MINIMUM HARDWARE REQUIREMENTS FOR DI-TOOLS ONLY

o     OS: Windows NT Workstation or Windows 2000 Professional
            (*Note: connection to Macintosh environment is not required with DI-tools)
o     CPU: Single 1GHz Pentium III Processor
o     Hard drive: 36GB Ultra SCSI
o     RAM: 1GB
o     Network Card: 100base-T
o     CD-ROM
o     Floppy Drive
o     17" Monitor

NOTE: A five port 100 Base-T Ethernet Switch is required to connect all workflow components

                                    EXHIBIT B
                                    ---------

                              MEDIA SPECIFICATIONS
                              --------------------

TO BE COMPLETED AND AGREED UPON PRIOR TO THE EFFECTIVE DATE, WITH DETAIL THAT
   ENABLES KPG TO DETERMINE WHETHER THE MEDIA IS PERFORMING WITHIN SPECIFICATION. PRODUCT NAME: Presstek PEARLdry PLUS thermal laser media
   - spooled product.

PRODUCT DESCRIPTION: Metalized polyester film with silicone coating.

PRODUCT APPLICATION: Plate material for Presstek DI enabled printing presses. The material is spooled on steel cores that engage unwind and take-up mechanisms integral to the press plate cylinder. The design allows a specific amount of material to be advanced into imaging and printing position. A thermal laser imaging system creates a latent image on the surface of the plate. A subsequent cleaning step removes silicone in the imaged areas, creating an ink-receptive printing master. Up to 20,000* copies can be produced from the printing master.

* Actual run length performance may vary.

PRODUCT SPECIFICATION:
------------------ --------------- --------------
                   OEM Media       MD Media
------------------ --------------- --------------
Spool width        339.5mm         339.5mm
------------------ --------------- --------------
Spool Length       15.1m           19.5m
------------------ --------------- --------------
Images / Spool     28              35+
------------------ --------------- --------------


                    - CLEANING MEDIA (TOWEL) SPECIFICATIONS -
                    -----------------------------------------

PRODUCT NAME: PMT/P (Pre-Moistened Towels for Plate Cleaning)

PRODUCT DESCRIPTION: Cleaning media wound in a roll that is pre-moistened with a cleaning agent

PRODUCT APPLICATION: On Presstek DI presses using the PEARLdry Plus thermal laser media, a cleaning step is required post imaging and pre-printing. The PMT/P cleaning media is used in one of the cleaning steps to prepare the PEARLdry Plus plate for printing.

PRODUCT SPECIFICATION:
------------------ ------------------
                   OEM DI
------------------ ------------------
Roll width         340mm
------------------ ------------------
Roll Length        4.75m
------------------ ------------------
Uses / Roll        150
------------------ ------------------

                                    EXHIBIT C
                                    ---------

                                     PRICES
                                     ------

EQUIPMENT:

------------------------------------------------------------------------------------------------------------------------
FRONT END                              KPG PART #      PRESSTEK PART #           SALE PRICE TO KPG            MSLP
------------------------------------------------------------------------------------------------------------------------
Presstek DI Server                                        AAG01801                     [CONFIDENTIAL      [CONFIDENTIAL
                                                                                TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
Presstek DI-rip                                                                        [CONFIDENTIAL      [CONFIDENTIAL
                                                                                TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
Presstek DI-tools                                         AYY01421                     [CONFIDENTIAL      [CONFIDENTIAL
                                                                                TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
HIPP plus ProofReady Plug-in (Epson                       AFS00021                     [CONFIDENTIAL      [CONFIDENTIAL
3000)                                                                           TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
HIPP plus ProofReady Plug-in (Epson                       AFS00031                     [CONFIDENTIAL      [CONFIDENTIAL
5000)                                                                           TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
HIPP plus ProofReady Plug-in (Epson                       AFS00041                     [CONFIDENTIAL      [CONFIDENTIAL
7000)                                                                           TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
HIPP plus ProofReady Plug-in (Epson                       AFS00051                     [CONFIDENTIAL      [CONFIDENTIAL
7500)                                                                           TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
HIPP plus ProofReady Plug-in (Epson                       AFS00061                     [CONFIDENTIAL      [CONFIDENTIAL
9000)                                                                           TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
HIPP plus ProofReady Plug-in (Epson                       AFS00071                     [CONFIDENTIAL      [CONFIDENTIAL
9500)                                                                           TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         SALE PRICE
CONSUMABLES                             KPG PART #   PRESSTEK PART #            DESCRIPTION              TO KPG            MSLP
------------------------------------------------------------------------------------------------------------------------------------
OEM 3404 DI plates                                        TBD              Box of 4 rolls of          [CONFIDENTIAL    [CONFIDENTIAL
                                                                           plates for OEM             TREATMENT        TREATMENT
                                                                           3404 DI                    REQUESTED]/*/    REQUESTED]/*/

------------------------------------------------------------------------------------------------------------------------------------
OEM 3404 DI PMT/P                                         TBD              Box of 4 rolls of          [CONFIDENTIAL    [CONFIDENTIAL
                                                                           plate cleaning             TREATMENT        TREATMENT
                                                                           towels for OEM             REQUESTED]/*/    REQUESTED]/*/
                                                                           3404 DI

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
PRESSES:         DC 233 DI             KPG PART #      PRESSTEK PART #           SALE PRICE TO KPG            MSLP
------------------------------------------------------------------------------------------------------------------------
OEM 3404 DI-4, 60 Hz/230 V                                TBD                          [CONFIDENTIAL      [CONFIDENTIAL
                                                                                TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
                                                                                       [CONFIDENTIAL      [CONFIDENTIAL
                                                                                TREATMENT REQUESTED]          TREATMENT
IR Dryer Option                                           TBD                                    /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------
PDS-E density scanner-T type filter                     AAG01781                       [CONFIDENTIAL      [CONFIDENTIAL
                                                                                TREATMENT REQUESTED]          TREATMENT
                                                                                                 /*/     REQUESTED] /*/
------------------------------------------------------------------------------------------------------------------------

o After the Initial Order, KPG may purchase, during 2003, up to [CONFIDENTIAL TREATMENT REQUESTED] /*/ demonstration units of OEM Presses (the "Demonstration Presses") and, beginning [CONFIDENTIAL TREATMENT REQUESTED] /*/ Demonstration Press



















/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

      every [CONFIDENTIAL TREATMENT REQUESTED] /*/. The transfer price for each Demonstration Press shall be U.S.$[CONFIDENTIAL TREATMENT REQUESTED] /*/ of the excess (if any) of [CONFIDENTIAL TREATMENT REQUESTED] /*/ above U.S.$[CONFIDENTIAL TREATMENT REQUESTED] /*/ (the "Demonstration Press Transfer Price"). Purchase of the Demonstration Presses will not count towards the [CONFIDENTIAL TREATMENT REQUESTED] /*/.
o U.S.$[CONFIDENTIAL TREATMENT REQUESTED] /*/ per press, adjusted quarterly based on [CONFIDENTIAL TREATMENT REQUESTED] /*/, as set forth below. KPG shall set its selling prices in its sole discretion, and shall provide PRESSTEK with reasonable detail describing its average quarterly selling price. Any discounts given by KPG on bundled solutions including the Equipment shall be apportioned to the various elements of the bundle in a pro rata fashion, taking into account the Equipment at KPG's published list price. All prices below are in U.S. dollars and in thousands:































/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

AVERAGE SELLING PRICE   TRANSFER PRICE   AVERAGE SELLING PRICE   TRANSFER PRICE

   [CONFIDENTIAL        [CONFIDENTIAL      [CONFIDENTIAL         [CONFIDENTIAL
     TREATMENT            TREATMENT          TREATMENT             TREATMENT
   REQUESTED]/*/        REQUESTED]/*/      REQUESTED]/*/         REQUESTED]/*/


MEDIA:

o KPG will purchase Media (excluding MD Media) at the following prices:
--------------------------------------------------------------------------------
List                                                KPG Transfer
--------------------------------------------------------------------------------
$[CONFIDENTIAL TREATMENT                            $[CONFIDENTIAL TREATMENT
 REQUESTED] /*/ /ft2                                REQUESTED] /*/ /ft2
--------------------------------------------------------------------------------































/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT D
                                    ---------

                     SERVICE PARTS SUPPLY AND PRICE SCHEDULE
                     ---------------------------------------
In consideration of the mutual promises contained herein, the Parties agree as follows:

The following words and phrases shall have the meanings set forth below:

"Service Parts" means Stock Items, Non-Stock Items and Service Part Tools.

"Stock Items" means those parts, components and assemblies of components which make up the Equipment and meet KPG's stocking requirements because of their expected demand or functional nature.

"Non-Stock Items" means those parts, components and assemblies of components which make up the Equipment but which do not meet KPG's stocking requirements.

"Service Part Tools" means those tools used by a service technician which are unique for servicing the OEM Presses.

"Failure Rate Data" means either the length of time or the number of cycles that the Service Part will function before it fails, based on KPG's and/or PRESSTEK's best information obtained from testing, manufacturer's data or actual field performance. Failure Rate Date may be expressed as "Mean Time Failure", "Mean Time Between Failures", "Mean Cycles Between Failures" or "Demand to Machine per Month".

PURPOSE OF EXHIBIT
------------------

PRESSTEK agrees to stock and sell Service Parts to KPG's under the terms and conditions of the Agreement and this Exhibit. PRESSTEK will provide an initial recommended Service Parts list and Failure Rate Data. KPG shall manage KPG's parts needs under the Agreement, until KPG notifies PRESSTEK otherwise in writing.

TERM OF SERVICE PARTS SUPPLY
----------------------------

PRESSTEK agrees to provide and stock Service Parts from the Effective Date and until seven (7) years after the date of the final shipment of OEM Presses sold pursuant to the Agreement.

INFORMATION TO BE SUPPLIED UPON TERMINATION
-------------------------------------------

If KPG needs a continuing source of supply of any Service Parts and PRESSTEK wishes to stop selling such Service Part to KPG after termination of PRESSTEK'S obligation to supply such Service Part, PRESSTEK will supply the necessary information to KPG regarding such Service Part as is needed for KPG to make or have made for it such Service Part and will reasonably assist KPG in finding a new supplier for such Service Part. This shall not relieve PRESSTEK of its obligation to supply parts pursuant to "Term of Service Parts Supply" above.

ORDERING PROCEDURES
-------------------

KPG shall order Service Parts using a KPG purchase order. Purchase orders may be communicated either in writing or by telecommunication. Purchase orders issued shall be subject to the terms and conditions of the Agreement.

PRESSTEK will send acknowledgment for each purchase order immediately after receipt. PRESSTEK shall immediately notify KPG of a new ship date whenever a confirmed ship date changes.

Purchase orders and release orders issued by KPG will be of the following types, based upon lead times:

a) Routine Orders - Routine Orders for Stock Items shall be filled and the Stock Items shipped by PRESSTEK the day after the order date, or by the KPG specified due date if greater than the day after the order date. Routine Orders for Non-Stock Items shall be shipped by PRESSTEK within three to five days after the order date, or by the KPG specified due date if greater than three to five days after the order date. Shipment shall be by carrier and shipment method specified by KPG.

b) Emergency Orders - Emergency service will be available for those orders which require expedited shipment, the shipping costs of such Emergency Orders from Presstek's New Hampshire facility will be born exclusively by KPG.

c) PRESSTEK will use its best efforts to obtain and ship Service Parts ordered under an Emergency Order, including the disassembly of OEM Presses for their Service Parts according to the following schedule: (i) Same day shipment will occur if the order is received by 4:30 p.m. (local time at KPG's inventory location) via carrier and shipment specified by KPG; (ii) Two day shipment will occur if the order is received after 4:30 p.m. (local time at KPG's inventory location) via carrier and shipment method specified by KPG.

d) If the ordered Service Parts are not immediately available, PRESSTEK shall notify KPG immediately of the earliest shipping date.

e) PRESSTEK will call, e-mail, or fax KPG shipping information including Airway Bill Number by 10:00AM of the business day following the shipment.

f) KPG may cancel any purchase order for Service Parts provided PRESSTEK has received written notice before the scheduled ship date.

g) Warranty parts will be shipped surface freight to and from KPG's warehouse at Presstek's expense.

h) PRESSTEK shall only accept purchase orders that originate from the following facilities:

Tech Service International LLC               Tech Services International LLC
421 McFarlan Road                            760 Atlanta South Parkway
Suite E                                      Suite 300
Kennett Square, PA 19348                     College Park, GA 30349

PRICING AND PAYMENT TERMS
-------------------------

a) PRESSTEK agrees to sell Service Parts at the prices set forth in the attached price list.

b) PRESSTEK shall hold all net prices on the Service Parts price list firm for the term of this Agreement. Thereafter, any price increase shall be only by mutual agreement of the parties.

c) Terms of payment shall be [CONFIDENTIAL TREATMENT REQUESTED] /*/ days from date of invoice. Invoices will not be issued earlier than date of shipment.

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

d) The price of Service Parts is based on FOB KPG's designated facility, including standard export packaging.

WARRANTY
--------

Service Parts will have the warranty as set forth in the Agreement.

QUALITY ASSURANCE
-----------------

a) The quality level of Service Parts delivered by PRESSTEK whether new or reconditioned, must equal or exceed that of production parts for the OEM Presses.

b) In addition to the remedies set forth in the Agreement, KPG may inspect ordered Service Parts within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after receipt. If any inspected Service Part fails to meet one or more of the warranties, KPG will notify PRESSTEK of KPG's rejection of the Service Part, stating KPG's reason(s) for the rejection. KPG will also either (i) return the Service Part to PRESSTEK at PRESSTEK'S expense, freight collect, (ii) recondition the Service Part at PRESSTEK'S expense, or (iii) require PRESSTEK to arrange for disposition of the rejected Service Part within [CONFIDENTIAL TREATMENT REQUESTED] /*/ from receipt of the notice of rejection. In all cases KPG may order a replacement Service Part. The order for a replacement Service Part will be treated as an Emergency Order with freight paid by PRESSTEK.

c) KPG may inspect ordered Service parts within [CONFIDENTIAL TREATMENT REQUESTED] /*/ after receipt to verify that proper Service Parts and quantities have been received. KPG shall notify PRESSTEK of any discrepancy by sending PRESSTEK an "order discrepancy report." The order discrepancy report will be treated by PRESSTEK as an Emergency Order with freight paid by PRESSTEK for the Service Parts which the report indicates were ordered but not received. If any Service Parts or other items are received but not ordered, KPG may either (i) reject and return the Service Parts or other items to PRESSTEK at PRESSTEK'S expense, or (ii) notify PRESSTEK of KPG's rejection of the Service Parts or other items. If KPG chooses the option to give PRESSTEK notice of rejection, PRESSTEK will have [CONFIDENTIAL TREATMENT REQUESTED] /*/ from receipt of such notice to arrange for disposition of the rejected material.

SERVICE PARTS RECONDITIONING
----------------------------

PRESSTEK agrees to perform reconditioning of mutually agreed upon selected Service Parts. Lead times shall be no greater than [CONFIDENTIAL TREATMENT REQUESTED] /*/. PRESSTEK agrees to notify KPG's Service Parts Center of any Service Parts where reconditioning costs as set out in the price list in this Exhibit, prior to reconditioning the Service Part.

INITIAL SPARE PARTS INVENTORY
-----------------------------

PRESSTEK shall provide a discount of an additional [CONFIDENTIAL TREATMENT REQUESTED] /*/ off the regular KPG price under this Agreement on orders required to create an initial stocking of Spare Parts. After [CONFIDENTIAL TREATMENT REQUESTED] /*/ days, KPG may make a one-time return of non-moving spare parts to PRESSTEK for credit. KPG will then order such quantities of moving spare parts to offset the credit issued for non-moving returns.

TECHNICAL AND FIELD SERVICE SUPPORT.
------------------------------------

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PRESSTEK will maintain escalation support for KPG's field engineers, applications and technical support staff to address issues beyond the scope of KPG's capabilities, to include design, software, and manufacturing problems.

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
 Presstek        RYOBI      REV'S     PART           PRESSTEK       KPG     Qty    Qty     Qty     Qty  Shipping
  Part #         Part #            DESCRIPTION       LIST/SELL     Price    Per    Rec     Rec     Rec     in     Part    Repair
                                                      PRICE                PRESS  FOR 10  FOR 20  FOR 50  Kilos  Repair?  Price
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
S-AEE01741     5PAE E 01741      PCB Assy, 70 V   $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       5     Yes    $[CONFIDEN-
                                 Switch, IH       TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AEE01791     5PAE E 01791      PCB Assy,        $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       7     Yes    $[CONFIDEN-
                                 Backplane, IH    TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AEE01801     5PAE E 01801      PCB Assy,        $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       7     Yes    $[CONFIDEN-
                                 Nexen, IH        TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AEE01931     5PAE E 01931      PCB Assy, Laser  $[CONFIDEN-  $[CONFIDEN-   12     2       4       8       5     Yes    $[CONFIDEN-
                                 Drv, IH          TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AEE01961     5PAE E 01961      Kit, Spares,     $[CONFIDEN-  $[CONFIDEN-   12     2       4       6       1     Yes    $[CONFIDEN-
                                 PCB, Laser DRV,  TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 6 Pin            TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AEE02361                       Kit, Spares,     $[CONFIDEN-  $[CONFIDEN-   12     2       4       6       1     Yes
                                 PCB, Laser DRV,  TIAL TREA-   TIAL TREA-
                                 6 Pin            TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AFF02981       N/A               Kit, Software,   $[CONFIDEN-  $[CONFIDEN-   1      2       4       8       2     No     N/A
                                 3404 DI          TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AHH04961                       Module, PCB      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       5     Yes    $[CONFIDEN-
                                 Assy, Stepper    TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 Drive            TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AHH05471     5354 61 560       Integrated       $[CONFIDEN-  $[CONFIDEN-   2      1       2       4       50    Yes    $[CONFIDEN-
                                 Head, Ryobi      TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
S-AHH05581     5354 61 772       Stepper Driver   $[CONFIDEN-  $[CONFIDEN-   2      2       4       6       5     Yes    $[CONFIDEN-
                                 Assy.            TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AHH04621       5PAH H 04621      Motor Assy,      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       3     No     N/A
                                 Step, IH         TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AHH05161       5PAH H 05161      Sensor, Home,    $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       2     No     N/A
                                 IH               TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AHH05381       5PAH H 05381      Laser Package,   $[CONFIDEN-  $[CONFIDEN-   12     2       4       6       1     No     N/A
                                 MEP, HP, Met     TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-AMM08971     N/A               Glass Holder     $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       5     Yes    $[CONFIDEN-
                                 Assy, w/screws   TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AMM0170A       5PAM M 0170A      Leadscrew (2mm   $[CONFIDEN-  $[CONFIDEN-   2      1       2       2       6     No     N/A
                                 Pitch            TIAL TREA-   TIAL TREA-
                                 1270/2540)       TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AMM08851       N/A               Clamp Assy,      $[CONFIDEN-  $[CONFIDEN-   12     2       4       8       2     No     N/A
                                 diode            TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AMM09051       5354 54 230       Plate, Roll,     $[CONFIDEN-  $[CONFIDEN-   1      3       5       10      10    No     N/A
                                 set of 4         TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AMM09221       N/A               Leadscrew        $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       2     No     N/A
                                 Nutholder Assy   TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07101       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       2     Yes    $[CONFIDEN-
                                 Network, 10 M,   TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 Firewire         TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
AWW07331       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5                    $[CONFIDEN-
                                 -6VDC            TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07341       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       2     Yes    $[CONFIDEN-
                                 24VDC            TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07351       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       2     Yes    $[CONFIDEN-
                                 Stepper Control  TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07361       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5       2     Yes    $[CONFIDEN-
                                 Stepper Motor    TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 Drive            TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07371       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   2      1       2       5      2      Yes    $[CONFIDEN-
                                 Peripherials     TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07411       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   1      1       2       4      2      Yes    $[CONFIDEN-
                                 -6VDC, T2        TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07421       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   1      1       2       4      2      Yes    $[CONFIDEN-
                                 +24VDC, T2       TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                                  TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07431       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   1      1       2       4      2      Yes    $[CONFIDEN-
                                 Stepper          TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 Control, T2      TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
AWW07441       N/A               Cable Assy,      $[CONFIDEN-  $[CONFIDEN-   1      1       2       4      2      Yes    $[CONFIDEN-
                                 Stepper Motor    TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 Drive, T2        TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
S-CBC00091     5354 61 771       Kit, PCB,        $[CONFIDEN-  $[CONFIDEN-   1      1       1       2      2      Yes    $[CONFIDEN-
                                 OHCIADAPT,       TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 3 Port           TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
-----------------------------------------------------------------------------------------------------------------------------------
EYY00881       5354 61 773       Power Supply,    $[CONFIDEN-  $[CONFIDEN-   1      1       2       5       6     Yes    $[CONFIDEN-
                                 Switch, 6V,      TIAL TREA-   TIAL TREA-                                                TIAL TREA-
                                 24V, 70V         TMENT RE-    TMENT RE-                                                 TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/                                               QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MFC03351       N/A               Shoulder Screw   $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       1     No     N/A
                                                  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MFC03361       N/A               Shoulder Screw   $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       1     No     N/A
                                                  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHH0158A       N/A               Fitting, Barb    $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       1     No     N/A
                                 3/8 Tube X 1/4   TIAL TREA-   TIAL TREA-
                                 NPT              TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHH0224A       N/A               Oring Cord,      $[CONFIDEN-  $[CONFIDEN-   4      0       0       2       1     No     N/A
                                 4mm, X.X ft LG   TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHH04851       N/A               Shaft Coupling   $[CONFIDEN-  $[CONFIDEN-   2      0       2       5       1     No     N/A
                                                  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHH04861       N/A               O Ring,BUNA-N,   $[CONFIDEN-  $[CONFIDEN-   6      0       0       2       1     No     N/A
                                 70D              TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHH05261       N/A               Standoff         $[CONFIDEN-  $[CONFIDEN-   6      0       0       2       1     No     N/A
                                                  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHH05271       N/A               Belleville       $[CONFIDEN-  $[CONFIDEN-   4      0       0       2       1     No     N/A
                                 Washer           TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHH05981       N/A               Coupling,        $[CONFIDEN-  $[CONFIDEN-   2      0       1       1       1     No     N/A
                                 Shaft, 1/4X5/16  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
MHH05281       N/A               O Ring, Buna-N,  $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       1     No     N/A
                                 70D              TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHM07211       N/A               Cover, Top, IH   $[CONFIDEN-  $[CONFIDEN-   2      0       1       2       1     No     N/A
                                                  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHM07221       N/A               Cover, Back, IH  $[CONFIDEN-  $[CONFIDEN-   2      0       1       2       1     No     N/A
                                                  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MHM07231       N/A               Shield, Laser,   $[CONFIDEN-  $[CONFIDEN-   2      0       1       2       1     No     N/A
                                 IH               TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM06041       N/A               Clamp, Diode,    $[CONFIDEN-  $[CONFIDEN-   12     0       1       1       1     No     N/A
                                 IH               TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
MHM07441       N/A               Craddle,         $[CONFIDEN-  $[CONFIDEN-   2      0       1       2       1     No    N/A
                                 Firewire Con,    TIAL TREA-   TIAL TREA-
                                 IH               TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM16311       N/A               Mount, Stepper   $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       2     No    N/A
                                 Motor, IH        TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM16321       N/A               Support,         $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       2     No    N/A
                                 Leadscrew, IH    TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM17401       N/A               Worm Gear,       $[CONFIDEN-  $[CONFIDEN-   6      0       0       2       1     No    N/A
                                 Steering, IH     TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM17431       N/A               Rework, Screw,   $[CONFIDEN-  $[CONFIDEN-   4      0       0       2       1     No    N/A
                                 Captive, IH      TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM19591       N/A               Rework,          $[CONFIDEN-  $[CONFIDEN-   3      0       0       2       1     No    N/A
                                 Standoff,        TIAL TREA-   TIAL TREA-
                                 Bkpln, IH        TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM19791       N/A               Rework, Screw,   $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       1     No    N/A
                                 Captive,         TIAL TREA-   TIAL TREA-
                                 X-Adjust         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM20221       N/A               Rework,          $[CONFIDEN-  $[CONFIDEN-   4      0       1       2       3     No    N/A
                                 Standoff,        TIAL TREA-   TIAL TREA-
                                 Cover, IH        TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           2/24/2003
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND
EXCHANGE ACT OF 1934, AS AMENDED.

                                      28-A

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
MMM20591       5354 54 311       Core             $[CONFIDEN-  $[CONFIDEN-   4      1       1       1       3     No    N/A
                                                  TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM21121       N/A               Cover,           $[CONFIDEN-  $[CONFIDEN-   2      0       1       2       2     No    N/A
                                 X-Adjust,        TIAL TREA-   TIAL TREA-
                                 Steering, IH     TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM22311       N/A               Pin, Alignment,  $[CONFIDEN-  $[CONFIDEN-   2      1       2       2       1     No    N/A
                                 Boards, IH       TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM22541       N/A               Stud, Board      $[CONFIDEN-  $[CONFIDEN-   6      0       0       2       1     No    N/A
                                 Mount, Int.      TIAL TREA-   TIAL TREA-
                                 Head             TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM23531       N/A               Heatsink, #1,    $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       2     No    N/A
                                 NSC, 24 Diode,   TIAL TREA-   TIAL TREA-
                                 IH               TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM24001       N/A               Blk, Nut         $[CONFIDEN-  $[CONFIDEN-   2      0       1       2       1     No    N/A
                                 Holder, IH       TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MMM27201       N/A               Gear, Worm,      $[CONFIDEN-  $[CONFIDEN-   12     2       4       6       1     No    N/A
                                 X-Adjust, IH     TIAL TREA-   TIAL TREA-
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
MYY02921       N/A               Gap Pad,         $[CONFIDEN-  $[CONFIDEN-   2      0       0       2       1     No    N/A
                                 Thermal, TopCvr  TIAL TREA-   TIAL TREA-
                                 Heatsink         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
RYY02651       N/A               Rubber Strip,    $[CONFIDEN-  $[CONFIDEN-   2      0       1       2       1     No     N/A
                                 Sponge           TIAL TREA-   TIAL TREA-
                                 1/2"x1/4"x4"     TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5290 16 215  5290 16 215  -1   Air Pump                                           1       2       4       Un-   Un-    N/A
                                                                                                            known known
------------------------------------------------------------------------------------------------------------------------------------
R 5310 82 323  5310 82 323  -2   Sponge Roller    $[CONFIDEN-  $[CONFIDEN-   2      1       2       4       2     Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                         known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 11 811  5354 11 811       Bracket          $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 11 821  5354 11 821       Air compressor   $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 13 121  5354 13 121       Oil pump         $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 MKU11-KW2-R      TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 17 115  5354 17 115       Pump (USA only)  $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 17 116  5354 17 116       Pump             $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 22 147  5354 22 147       Shim             $[CONFIDEN-  $[CONFIDEN-          3       6       12      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 22 148  5354 22 148       Shim             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 22 162  5354 22 162       Film             $[CONFIDEN-  $[CONFIDEN-          10      20      40      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 22 412  5354 22 412       Magnetic Clutch  $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 23 122  5354 23 122       Gripper base     $[CONFIDEN-  $[CONFIDEN-          6       12      24      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 23 533  5354 23 533       Spring           $[CONFIDEN-  $[CONFIDEN-          5       10      20      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 24 261  5354 24 261       Blanket          $[CONFIDEN-  $[CONFIDEN-          40      60      120     Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 31 222  5354 31 222       Chain RS37 93    $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Link             TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 310  5354 35 310       Skid Roller      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 320  5354 35 320       Skid Roller      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 330  5354 35 330       Skid Roller      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 340  5354 35 340       Skid Roller      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 392  5354 35 392       Retainer         $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 393  5354 35 393       Retainer         $[CONFIDEN-  $[CONFIDEN-          3       6       12      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 477  5354 35 477       Belt             $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 480  5354 35 480       Holder Assembly  $[CONFIDEN-  $[CONFIDEN-          5       10      20      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 35 481  5354 35 481       Flat Spring      $[CONFIDEN-  $[CONFIDEN-          10     20      40       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 46 118  5354 46 118       Chain            $[CONFIDEN-  $[CONFIDEN-          2      4       8        Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 46 119  5354 46 119       Delivery Table   $[CONFIDEN-  $[CONFIDEN-          2      4       8        Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 47 110  5354 47 110       Gripper          $[CONFIDEN-  $[CONFIDEN-          6      12      24       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 47 140  5354 47 140       Chain Assembly   $[CONFIDEN-  $[CONFIDEN-          4      8       16       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 48 120  5354 48 120       Spray Nozzle     $[CONFIDEN-  $[CONFIDEN-          2      4       8        Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 51 110  5354 51 110  -1   Distributor      $[CONFIDEN-  $[CONFIDEN-   16     16      32      64      Un-   Un-    N/A
                                 Roller Assembly  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 52 110  5354 52 110  -1   Ductor Roller    $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 52 550  5354 52 550       Cleanup          $[CONFIDEN-  $[CONFIDEN-          5       10      20      Un-   Un-    N/A
                                 Attachment       TIAL TREA-   TIAL TREA-                                   known known
                                 Assembly         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 52 567  5354 52 567       Blade            $[CONFIDEN-  $[CONFIDEN-          20      40      80      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 52 570  5354 52 570       Cleanup          $[CONFIDEN-  $[CONFIDEN-          5       10      20      Un-   Un-    N/A
                                 Attachment       TIAL TREA-   TIAL TREA-                                   known known
                                 Assembly         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 310  5354 54 310       Spool End        $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 360  5354 54 360       Ratchet          $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 380  5354 54 380  -1   Spool End        $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 390  5354 54 390  -1   Spool End        $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 412  5354 54 412  -1   Sheet            $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 415  5354 54 415       Tape             $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 767  5354 54 767  -2   Shaft            $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 784  5354 54 784       Shim (0.1)       $[CONFIDEN-  $[CONFIDEN-          10      20      40      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 785  5354 54 785       Shim (0.3)       $[CONFIDEN-  $[CONFIDEN-          10      20      40      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 811  5354 54 811  -1   Key              $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 54 812  5354 54 812       Magnetic Clutch  $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 55 110  5354 55 110       Fountain Roller  $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 55 130  5354 55 130       Rotary Joint     $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 510  5354 56 510       Shaft Assembly   $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------









                                                                                                                          2/24/2003
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND
EXCHANGE ACT OF 1934, AS AMENDED.

                                      28-B

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 520  5354 56 520       Idle Gear        $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 610  5354 56 610       Sprocket         $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 615  5354 56 615       Chain            $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 616  5354 56 616       Chain            $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 710  5354 56 710  -1   Oscillating      $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 Roller Assembly  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 719  5354 56 719       Gear             $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 740  5354 56 740       Oscillating      $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 Roller           TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 750  5354 56 750       Housing          $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 752  5354 56 752       Nut              $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
-----------------------------------------------------------------------------------------------------------------------------------
R 5354 56 760  5354 56 760       Housing          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 770  5354 56 770       Housing          $[CONFIDEN-  $[CONFIDEN-         2       4        8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 780  5354 56 780  -1   Housing          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 791  5354 56 791       Housing          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 810  5354 56 810       Idle Gear        $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 820  5354 56 820       Housing          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 830  5354 56 830  -1   Housing          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 832  5354 56 832       Bushing          $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 833  5354 56 833       Bushing          $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
-----------------------------------------------------------------------------------------------------------------------------------
R 5354 56 851  5354 56 851       Hose             $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 9.5 X 16 X 1500  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 854  5354 56 854  -1   Hose             $[CONFIDEN-  $[CONFIDEN-         4        8       16      Un-   Un-    N/A
                                 12 X 25 X 1150   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 56 855  5354 56 855       Hose             $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 19 X 32 X 2600   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 168  5354 57 168       Spring           $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 210  5354 57 210  -1   1st Form Roller  $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 220  5354 57 220  -1   2nd Form Roller  $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 230  5354 57 230  -1   3rd Form Roller  $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 240  5354 57 240  -1   4th Form Roller  $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 387  5354 57 387       Bushing          $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
-----------------------------------------------------------------------------------------------------------------------------------
R 5354 57 389  5354 57 389  -2   Bolt             $[CONFIDEN-  $[CONFIDEN-          32      64      128     Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 398  5354 57 398       Pin              $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 411  5354 57 411       Adjustment       $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                 Screw            TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 421  5354 57 421       Wire L = 400     $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 422  5354 57 422       Wire L = 520     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 423  5354 57 423  -1   Wire L = 670     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 424  5354 57 424       Wire L = 780     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 425  5354 57 425       Wire L = 840     $[CONFIDEN-  $[CONFIDEN-          3       6       12      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 57 426  5354 57 426       Wire L = 1000    $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
-----------------------------------------------------------------------------------------------------------------------------------
R 5354 57 427  5354 57 427       Wire L = 1200    $[CONFIDEN-  $[CONFIDEN-          3       6       12      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 132  5354 58 132       Vacuum Hose      $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 (Vacuum)         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 133  5354 58 133       Vacuum Hose Dry  $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 134  5354 58 134       Vacuum Hose Dry  $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 135  5354 58 135       Vacuum Hose      $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 (Vacuum)         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 136  5354 58 136       Vacuum Hose Dry  $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 137  5354 58 137       Vacuum Hose      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 (Vacuum)         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 230  5354 58 230       Vacuum Assembly  $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 240  5354 58 240       Vacuum Assembly  $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 310  5354 58 310       Roller           $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 500  5354 58 500       Cloth Unit       $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 552  5354 58 552       Cleaning Cloth   $[CONFIDEN-  $[CONFIDEN-          40      80      160     Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 600  5354 58 600       Cloth Unit       $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 58 716  5354 58 716       Filter           $[CONFIDEN-  $[CONFIDEN-          20      40      80      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 59 131  5354 59 131       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 10 X 16 X 2550   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 59 132  5354 59 132       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 10 X 16 X 2250   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 59 133  5354 59 133       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 10 X 16 X 2400   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 59 134  5354 59 134       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 10 X 16 X 2700   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 611  5354 61 611       CPU Board        $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 612  5354 61 612       I / D Board      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 613  5354 61 613       Relay Board      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------


















                                                                                                                           2/24/2003

/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND
EXCHANGE ACT OF 1934, AS AMENDED.

                                      28-C

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 620  5354 61 620       Circuit Board    $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 641  5354 61 641       Panel Board      $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 642  5354 61 642       Panel Board      $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 643  5354 61 643       Panel Board      $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 644  5354 61 644       AMP Circuit      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Board Assembly   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 653  5354 61 653       Double Sheet     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Detector Sensor  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 654  5354 61 654       Double Sheet     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Detector Sensor  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 751  5354 61 751       Feeder Drum      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 753  5354 61 753       Motor            $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 754  5354 61 754       Sensor           $[CONFIDEN-  $[CONFIDEN-          5       10      20      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 755  5354 61 755  -1   Sensor           $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 756  5354 61 756       Sensor           $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 759  5354 61 759       Encoder          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 761  5354 61 761  -1   Motor            $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 GFMN-15-15-S90W  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 765  5354 61 765       Solenoid         $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 766  5354 61 766       Sensor           $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 61 811  5354 61 811       UV - Eprom       $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 64 111  5354 64 111       IR Head          $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 64 112  5354 64 112       IR Lamp          $[CONFIDEN-  $[CONFIDEN-          20      40      80      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 64 125  5354 64 125       IR Invertor      $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 64 127  5354 64 127       30 Amp Fuse      $[CONFIDEN-  $[CONFIDEN-          3       6       12      Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 66 620  5354 66 620       CPU Board With   $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 UV - Eprom       TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 66 631  5354 66 631       CPU Board        $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 66 632  5354 66 632       Circuit Board    $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 66 682  5354 66 682       Personal         $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Computer         TIAL TREA-   TIAL TREA-                                   known known
                                 Assembly         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 66 802  5354 66 802       UV - Eprom       $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 200  5354 82 200       Blanket          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Cleaning Device  TIAL TREA-   TIAL TREA-                                   known known
                                 Assembly         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
-----------------------------------------------------------------------------------------------------------------------------------
R 5354 82 310  5354 82 310       Cleaning Roller  $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 Assembly         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 400  5354 82 400       Blanket          $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 Cleaning Device  TIAL TREA-   TIAL TREA-                                   known known
                                 Assembly         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 513  5354 82 513       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 10 X 15 X 1500   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 514  5354 82 514       Hose             $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 10 X 15 X 2500   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 560  5354 82 560  -1   Valve Assembly   $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 570  5354 82 570  -1   Valve Assembly   $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 611  5354 82 611       Tank             $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 631  5354 82 631       Hose             $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 18 X 24 X 80     TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 632  5354 82 632       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 18 X 24 X 50     TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 795  5354 82 795       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 18 X 24 X 150    TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 796  5354 82 796       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 18 X 24 X 240    TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 797  5354 82 797       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 18 X 24 X 300    TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 798  5354 82 798       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 18 X 24 X 350    TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 799  5354 82 799       Hose             $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 18 X 24 X 100    TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 810  5354 82 810       Lower Cover      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 821  5354 82 821       Cleaning Tray    $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 5354 82 851  5354 82 851       Cleaning Tray    $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90103015     90103015          V- Belt 3VX 425  $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 (1 set = 3 pcs)  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
-----------------------------------------------------------------------------------------------------------------------------------
R 90106032     90106032          Timing Belt      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 410H075          TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90121022     90121022          Coupling Arm -   $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 075 6 - 6        TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90902045     90902045          Air Cylinder     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90902048     90902048          Air Cylinder     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90902049     90902049          Air Cylinder     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 90902050     90902050          Air Cylinder     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90902053     90902053          Air Cylinder     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904004     90904004          Valve AB2X1142   $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 AC115V           TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904020     90904020          Magnet Valve     $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904055     90904055          Magnet Valve     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 VT307 - 5G - 01  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904066     90904066          Magnet Valve     $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 4KB119 - 00 -    TIAL TREA-   TIAL TREA-                                   known known
                                 L - DC24V        TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904071     90904071          Relief Valve     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                          2/24/2003
/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND
EXCHANGE ACT OF 1934, AS AMENDED.

                                      28-D

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 90904080     90904080          Magnet Valve     $[CONFIDEN-  $[CONFIDEN-          7       14      28      Un-   Un-    N/A
                                 3119 - 00 -      TIAL TREA-   TIAL TREA-                                   known known
                                 LS - 3           TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904081     90904081          Manifold         $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 M3PB1 - 06 - 8   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904082     90904082          Manifold         $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 M3PB1 - 06 - 6   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904083     90904083          Manifold         $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 M4KB110 - 06 - 4 TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904085     90904085          Manifold         $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 M4KB310 - 10 - 4 TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90904089     90904089          Manifold         $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 M3PB1 - 06 - 2   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90906007     90906007          Megulator        $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 AR2000 -         TIAL TREA-   TIAL TREA-                                   known known
                                 01BG - R         TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 90916004     90916004          Blower           $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 91002002     91002002          Magnet Valve     $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 USB3 - 6 - 1 -   TIAL TREA-   TIAL TREA-                                   known known
                                 E DC24V          TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 92312010     92312010          Caster SU -      $[CONFIDEN-  $[CONFIDEN-          8       16      32      Un-   Un-    N/A
                                 TEL - 65NL       TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 94106        94106             Air Regulator    $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95103066     95103066          Invertor FR -    $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 A520 5.5 KW      TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95105004     95105004          Motor            $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 116355 - 29      TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95111031     95111031          Power Supply     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 A200 - D90       TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95115024     95115024          Motor Driver     $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 V - PQ1002       TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95115025     95115025          Servo Motor      $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 VFFP - 18L -     TIAL TREA-   TIAL TREA-                                   known known
                                 60 - 1002        TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95119003     95119003          Controller       $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 253G - 200C      TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95119004     95119004          Motor 2500A      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 95119005     95119005          Motor            $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 2322 - MG3962    TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 95325004     95325004          Clutch           $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 C100 - PRST1     TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98102031     98102031          Relay            $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 S - N18 AC120V   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98103040     98103040          Thermal Relay    $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 TH - N18KP 15 A  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98111015     98111015          Relay            $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 G2R - 1-         TIAL TREA-   TIAL TREA-                                   known known
                                 SN AC200V        TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98111016     98111016          Relay MK2PN1 -   $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 1 DC24V          TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98341006     98341006          Switch AJ4535    $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98501003     98501003          Fuse             $[CONFIDEN-  $[CONFIDEN-          24      48      96      Un-   Un-    N/A
                                 10 A FGQ 125 V   TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98501004     98501004          Fuse             $[CONFIDEN-  $[CONFIDEN-          4       8       16      Un-   Un-    N/A
                                 5 A FGQ 125 V    TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 98721035     98721035          Switching        $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 regulator        TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98721036     98721036          Power Supply     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 LCA30S - 5       TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 98721038     98721038          Switching        $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 regulator        TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
 R 98721039    98721039          Power Supply     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 LCA100S - 12 -   TIAL TREA-   TIAL TREA-                                   known known
                                 SN               TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
 R 98721040    98721040          Power Supply     $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 LCA15S - 5       TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
 R 98721042    98721042          Switching        $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 regulator        TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
 R 99103016    99103016          Sensor           $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                                  TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
 R 99121005    99121005          Encoder A3B -    $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-    N/A
                                 AHH04151         TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------

                                                 2003 KPG DI PRESS SPARE PARTS LIST
------------------------------------------------------------------------------------------------------------------------------------
R 99711049     99711049          RS485 Board      $[CONFIDEN-  $[CONFIDEN-          2       4       8       Un-   Un-   N/A
                                 PCI - 4142       TIAL TREA-   TIAL TREA-                                   known known
                                                  TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
R 99711055     99711055          Monitor, 14",    $[CONFIDEN-  $[CONFIDEN-          1       2       4       Un-   Un-    N/A
                                 Flat LCD         TIAL TREA-   TIAL TREA-                                   known known
                                 Display          TMENT RE-    TMENT RE-
                                                  QUESTED]/*/  QUESTED]/*/
------------------------------------------------------------------------------------------------------------------------------------
     Notes:



 1. Shipping weights are estimates.
 2. Priceing subject to change.






/*/[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN
REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND
EXCHANGE ACT OF 1934, AS AMENDED.

                                      28-E

                                    EXHIBIT E
                                    ---------

                             QUALITY ASSURANCE PLAN
                             ----------------------

         To be completed and agreed upon prior to Effective Date.

                                    EXHIBIT F
                                    ---------

      [CONFIDENTIAL TREATMENT REQUESTED]/*/  PERFORMANCE [CONFIDENTIAL
      --------------------------------------------------------------------
                             TREATMENT REQUESTED]/*/
                             -----------------------

      [CONFIDENTIAL TREATMENT REQUESTED]/*/  Performance [CONFIDENTIAL
      --------------------------------------------------------------------
                             TREATMENT REQUESTED]/*/
                             -----------------------

 Year      Annual OEM Presses Purchases
------     ----------------------------
 2004      [CONFIDENTIAL TREATMENT
           REQUESTED]/*/  units of OEM
                  Presses
------     ----------------------------
 2005      [CONFIDENTIAL TREATMENT
           REQUESTED]/*/  units of OEM
                  Presses
------     ----------------------------
























/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT G
                                    ---------

                          MEDIA PERFORMANCE INCENTIVES
                          ----------------------------


MD MEDIA.
---------

If KPG installs [CONFIDENTIAL TREATMENT REQUESTED]/*/ in the Territory within [CONFIDENTIAL TREATMENT REQUESTED] after the Effective Date of this Agreement ("Option A"), or if KPG installs [CONFIDENTIAL TREATMENT REQUESTED]/*/ in the Territory within [CONFIDENTIAL TREATMENT REQUESTED]/*/ after Effective Date of this Agreement ("Option B"), then KPG shall have the exclusive right to distribute and sell MD Media in the United States of America (excluding its territories) (the "MD Distribution Rights") for the remainder of the calendar year in which KPG gains such MD Distribution Rights. In order to extend the MD Distribution Rights for additional calendars year, KPG must purchase certain numbers of OEM Presses during the previous calendar year, as follows:
       o    [CONFIDENTIAL TREATMENT REQUESTED]/*/;
       o    [CONFIDENTIAL TREATMENT REQUESTED]/*/;
       o    [CONFIDENTIAL TREATMENT REQUESTED]/*/;
       o    [CONFIDENTIAL TREATMENT REQUESTED]/*/.
If KPG fails to maintain its MD Distribution Rights by failing to purchase the requisite number of OEM Presses during the calendar year, as set out above, KPG shall forfeit its MD Distribution Rights and shall have no right to sell or otherwise distribute the MD Media anywhere. If KPG forfeits its MD Distribution Rights, it cannot regain them regardless of the number of units of OEM Presses purchased.

During such time that KPG has its MD Distribution Rights, Presstek shall sell to KPG, and KPG may purchase, MD Media at the following prices:
      o If KPG gained its MD Distribution Rights under Option A, $
        [CONFIDENTIAL TREATMENT REQUESTED]/*/ per square foot.
      o If KPG gained its MD Distribution Rights under Option B, $
        [CONFIDENTIAL TREATMENT REQUESTED]/*/ per square foot.
For purposes of determining under which option KPG gained its MD Distribution Rights, if KPG installs sufficient number of units to gain MD Distribution Rights under Option A and Option B, KPG will be determined to have gained its MD Distribution Rights under Option B.

MEDIA GROWTH INCENTIVE REBATE.
------------------------------

To reward KPG for achieving certain sales of units of OEM Presses under the terms of this Agreement, Presstek will rebate a certain percentage of KPG's annual Media purchase amounts (the "Media Purchase Rebate"), provided that KPG complies with certain terms as set out herein.

The amount of Media Purchase Rebate will be determined as follows:
o 2003: [CONFIDENTIAL TREATMENT REQUESTED]/*/ % of the list price of the total Media purchase amounts paid by KPG to Presstek during calendar year 2003 (the "Annual Media Purchase").

/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

o 2004 and beyond: the Media Rebate will be calculated based on the number of units of OEM Presses purchased by KPG each year (the "Annual OEM Presses Purchase") as the Annual OEM Presses Purchase compares to the Annual Percentage Target, as follows:

Level of Annual OEM Presses Purchases            Media Purchase Rebate*
--------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT                         [CONFIDENTIAL TREATMENT
REQUESTED]/*/% of Annual Performance            REQUESTED]/*/% of the list price
Target                                          of Annual Media Purchase
--------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT                         [CONFIDENTIAL TREATMENT
REQUESTED]/*/%-  [CONFIDENTIAL                  REQUESTED]/*/% of the list price
TREATMENT REQUESTED]/*/% of Annual              of Annual Media Purchase
Performance Target
--------------------------------------------------------------------------------
[CONFIDENTIAL TREATMENT                         [CONFIDENTIAL TREATMENT
REQUESTED]/*/% of Annual Performance            REQUESTED]/*/% of the list price
Target                                          of Annual Media Purchase
--------------------------------------------------------------------------------
*OEM 3404 DI Media only



/*/ [CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT H

                          PRESSTEK LOG DESIGN SPECIMEN



                                [PRESSTEK LOGO]